UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1530

Name of Registrant:	Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 - April 30, 2007

Item 1:	Reports to Shareholders

Vanguard® Explorer Fund

> Semiannual Report

April 30, 2007

>	Vanguard Explorer Fund returned just over 10% during the first half of the fund’s
2007 fiscal year.

>	Returns for small-capitalization stocks lagged those of their mid- and large-cap counterparts during the six months.

>	Stock choices in industrials and materials made the strongest contributions to the fund’s return. Some weak stock selections in the financials, consumer discretionary, and health care sectors hurt relative performance.

See page 26 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	12
Performance Summary	13
Financial Statements	14
Notice to Shareholders	26
About Your Fund’s Expenses	29
Trustees Approve Advisory Arrangements	31
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Explorer Fund
Investor Shares	VEXPX	10.1%
Admiral™ Shares[1]	VEXRX	10.2
Russell 2500 Growth Index		10.6
Average Small-Cap Growth Fund[2]		9.2
Dow Jones Wilshire 5000 Index		9.1

Your Fund’s Performance at a Glance
October 31, 2006–April 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$80.26	$80.14	$0.320	$7.424
Admiral Shares	74.82	74.65	0.437	6.910

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the six months ended April 30, 2007, U.S. equity markets advanced strongly, although investors grappled with a resurgence in energy prices and the uncertainties wrought by an economic slowdown—particularly in the housing market. Against this backdrop, Vanguard Explorer Fund’s Investor Shares returned an outstanding 10.1%. (The Admiral Shares returned 10.2%.) Although the fund’s return fell a bit short of the result for its benchmark, it surpassed the average return of the fund’s peer group.

Stocks soared to a new high in the final month of the period

The U.S. stock market was particularly volatile during the six-month period. The Dow Jones Industrial Average crept up gradually through the first three months, fell steeply in late February, then recovered in March and climbed steadily through April. The Dow closed above 13,000 for the first time on April 25 and gained 5.9% overall for the month, its best single-month performance since December 2003.

During the period, the market was buoyed by economic reports that showed slower, but broad-based, growth in the domestic economy, and by strong profit reports from a host of blue-chip companies. Once again, international stocks outperformed U.S. equities. In a marked turnaround from recent years, large-capitalization stocks outpaced small-cap issues.

Bonds produced modest gains

The Federal Reserve Board maintained its target for the federal funds rate at 5.25% throughout the six-month period. The inversion of the yield curve continued, with yields of long-term bonds remaining lower than short-term yields. As inflation fears abated, the premium generally paid for long-term bonds—and for the longer commitment of capital—diminished.

Money market instruments continued to be a bright spot in the fixed income firmament, returning 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index. The yield of 3-month U.S. Treasuries was 4.8% at the end of the period. For the six months, the broad taxable bond market returned 2.6%, while municipal bonds posted a return of 1.6%.

Good returns in a challenging market for small-cap stocks

Your fund’s result for the half-year was strong on an absolute basis. The fund’s 10.1% return was slightly less than that of its benchmark, but nearly a full percentage point higher than the average return of its peers. All ten sectors in which the fund invested posted positive returns.

Explorer’s advisors—whose investment approaches range from quantitative, computer-modeled selection to traditional company analysis—selected a number of holdings during the period in the industrials and materials sectors that yielded solid returns. The fund’s commitment of assets in those sectors was roughly in line with the benchmark Russell 2500 Growth Index, but the fund’s holdings delivered superior

Market Barometer
		Total Returns
		Periods Ended April 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.1%	15.2%	9.1%
Russell 2000 Index (Small-caps)	6.9	7.8	11.1
Dow Jones Wilshire 5000 Index (Entire market)	9.1	14.5	9.7
MSCI All Country World Index ex USA (International)	16.1	19.7	18.3

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.6%	7.4%	5.1%
Lehman Municipal Bond Index	1.6	5.8	5.2
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.6

CPI
Consumer Price Index	2.4%	2.6%	2.8%

1	Annualized.

performance. Companies in both sectors did well in response to increased business spending, as companies sought to invest in the machinery and raw materials needed to expand production.

Energy holdings also turned in strong results, as growing demand placed upward pressure on prices. Within the sector, the advisors held a number of stocks that were not part of the index, yet fared well. Companies involved in the exploration of oil and provision of services to oil drillers fared best.

On the negative side, the advisors had some miscues and missed opportunities, particularly in the financials and consumer discretionary sectors. In financials, a number of fund holdings were hurt by the subprime mortgage crisis, as several consumer lenders posted disappointing returns. The poor performance of real estate investment trusts (REITs) also dented that sector’s results. While the fund made a large commitment to consumer discretionary stocks, weak showings by some restaurant chains, especially in the fast-casual category, as well as several apparel, automotive, and electronics retailers, weighed on the sector’s return. Disappointing showings from numerous health care holdings also hurt results.

The fund’s multiadvisor approach offers shareholders two enduring benefits. First, it offers access to a breadth of distinct yet complementary investment strategies that

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Small-Cap
	Shares	Shares	Growth Fund
Explorer Fund	0.45%	0.27%	1.64%

1	Fund expense ratios reflect the six months ended April 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

is uncommon for actively managed small-cap funds. Second, a byproduct of this multimanager format is a level of diversification that is again unusual among peer funds. At the end of the half-year, the fund held more than 1,000 stocks, far more than comparable small-cap funds.

For more details on the fund’s positioning and performance during the period, be sure to review the Advisors’ Report, which begins on page 6.

Maintain your cool through any market conditions

World stock markets’ volatility in late February made lots of headlines. Following a sustained rally in major market indexes over the past four years—driven by strength in international markets—investors witnessed a sharp drop in the U.S. market indexes over a few days. However, the dust settled fairly quickly, and the markets rebounded over the subsequent two months.

As you know, Vanguard has always encouraged investors to remain steadfast in the face of tumultuous markets. We continue to believe that the best way to weather good and bad markets is to carefully assemble and maintain a balanced mix of stocks, bonds, and cash investments suitable for your time horizon, risk tolerance, and long-term objectives. Such a policy can play a major part in the success of your investment portfolio. The ability to filter out the market’s “noise” and to resist the temptation to abruptly change course separates seasoned investors from those who may endanger their portfolios with poorly considered responses to the market’s inevitable vacillations.

Vanguard Explorer Fund—with its dedicated focus on high-quality, small-cap stocks—allows you, through exposure to the small-cap segment of the U.S. stock market, to broaden a portfolio that may already have solid exposure to larger stocks. As one part of your portfolio’s stock holdings, it can help you move closer to your goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive

Officer May 17, 2007

Advisors’ Report

During the six months ended April 30, 2007, the Investor Shares of Vanguard Explorer Fund returned 10.1% and the lower-cost Admiral Shares returned 10.2%. This performance reflects the combined efforts of your fund’s six independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 11. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how their portfolio positioning reflects this assessment.

Grantham, Mayo, Van Otterloo & Co. LLC

Portfolio Manager:

Sam Wilderman, CFA, Partner and Director of U.S. Equity Management

The decline in global markets in late February brought risk-taking into the spotlight for a fleeting moment. After a brief period of collective hand-wringing, however, investors resumed driving the broad U.S. market higher. The immediate aftermath of the decline found the broad market nominally lower, but investors’ appetite for risk still keen. Indeed, from February 27 through the end of April, our firm’s universe of lower-risk, high-quality stocks was up only 4.4%, versus a 6.4% return for our low-quality stock holdings.

For the six-month fiscal period, the numbers were even more compelling, as high-quality stocks advanced just 5.4% versus a 13.9% rise in low-quality stocks. As investors have persistently bid up lower-quality, higher-risk stocks, our more conservatively positioned portfolio has been out of favor. Still we believe that the strategy positions us to outperform in the long run, when we expect investor appetite for risk to recede.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

The heart of our process is our stock-selection model, which contains three elements. Each element measures a stock’s attractiveness relative to its capitalization and industry peers. The first element measures a stock’s valuation, the second evaluates earnings quality, and the last component considers market sentiment. We combine the three elements into an overall rating for each stock. We construct our portfolio by combining our stock rating with risk measures to minimize our relative exposure to industry and other factors. The result is a portfolio that should capture the benchmark’s return plus an incremental return from our model’s stock selection. Oversimplifying, our subportfolio’s performance is the result of two components: the return of the benchmark and our model’s stock-picking ability. The model itself had a good half-year as all of the model’s components worked in synch with one another.

Our best performance over the six months was in the materials sector, where our model picked AK Steel, Chaparral Steel, and Steel Dynamics, each of which was up dramatically for the period. Our model was also successful in the energy and capital goods industries. Conversely, our model picked biopharmaceutical developer Telik, which dropped in value during the period. These disparate results in the same period are typical of a quantitative process like ours, which holds many security positions.

The stock-specific risk we assume in the portfolio has paid off so far in this fiscal year, but this risk can reward or punish us in the near term. We look forward to the remainder of the fiscal year, and continue to believe that our subportfolio offers a strong mix of stocks with attractive valuation and growth characteristics relative to its underlying benchmark.

Granahan Investment Management, Inc.

Portfolio Manager:

Jack Granahan, Managing Partner

The investment environment remained generally conducive for growth in small companies over the past six months. This was so, even though we have begun to see some recent slowdown in earnings growth after several years of very strong numbers. Last October, we said that a key question was how much more growth in profit margins we might see from our subportfolio’s holdings. While sales growth overall remains strong, we have recently seen less leveraging of that growth with regard to earnings acceleration—for example, in consumer-oriented and energy companies. (We refer to index sectors as categorized by Russell, rather than by the Global Industry Classification Standard used in the Fund Profile and Statement of Net Assets.)

Our three largest sector commitments, representing more than 60% of the subportfolio, are the health care, technology, and consumer-oriented sectors. While the first two generated decent contributions to performance, consumer-oriented holdings lagged. We had larger absolute gains in transportation, materials, and producer durables stocks, though our stock selection and underweighting in materials relative to the benchmark penalized our performance.

As noted above, we look to the health care, technology, and consumer-oriented sectors for the highest incidence of growth candidates among the small-cap universe overall. Typically, these areas generate the largest number of small, innovative companies with a case for future growth. We look to other areas more opportunistically for growth candidates. As an aid to overall portfolio diversification, we also aggregate our companies into three distinct “life cycle” categories based upon past records: Pioneers (development companies), Core Growth (companies with established growth records), and Special Situations (companies with prosaic or no growth records). All three categories offer companies with a case for future growth, but each offers different market valuation opportunities based on different market recognition of potential growth.

This six-month period was clearly a strong one for the health care, technology, and transportation sectors in our subportfolio. Looking at it in terms of our life cycle categories, the best performance came in our Core Growth companies. For example, orthodontic product company Align Technology in health care saw benefits from resolving an issue with a competitor.

On the negative side, performance was hampered by business service companies The Advisory Board Company and MPS Group. In addition, Nuvelo, one of our Pioneers in health care, experienced poor clinical test results for its blood clot–dissolving drug.

We increased our holdings in health care, producer durables, and materials, and also brought consumer-oriented holdings up to a weight equal with the benchmark. Our focus remains principally on the health care, technology, and consumer industries, traditional areas of growth that may offer relative opportunities, given that they have not fared as well as commodity-driven sectors in the past several years.

Wellington Management Company, LLP

Portfolio Manager:

Kenneth L. Abrams, Senior Vice President and Partner

Our portion of the fund utilizes research and analysis of individual companies to select stocks that have exceptional growth potential relative to their valuations in the marketplace. We consider each stock individually before purchase and continually monitor developments for comparison with our expectations for growth.

Over the last six months, our portion of the fund benefited from favorable security selection in the information technology, industrials, and consumer sectors. Within information technology, for example, Singapore-based semiconductor testing equipment maker Verigy reported better-than-expected earnings and raised guidance. We expect margin improvements as the now-independent firm improves operating efficiencies.

Conversely, detractors over the trailing six months included pharmaceutical firm Medicines, which declined on investor concerns about the patent extension for Angiomax, the firm’s anticoagulant for patients undergoing coronary procedures. Choosing not to hold shares of construction aggregates maker Martin Marietta Materials also detracted from results. Shares of the company benefited from strong cost management and better-than-expected pricing.

In light of the long-running trend of robust performance for small-cap stocks and the strong price appreciation in many stocks in our subportfolio, we continue to search for opportunities to lock in gains and move into stocks that offer better upside potential. We remain vigilant in making risk/reward assessments for current holdings, while simultaneously searching for companies that appear to be overlooked by the markets, both in the United States and globally.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner

Overall, the six-month period ended April 30 was a healthy one for U.S. equity markets, but it was not without its fair share of ups and downs. Stocks started out strong by continuing the run-up that began in the third quarter of 2006, but then took a step back following the downturn in the seemingly overvalued Chinese market and the newfound risks posed by subprime mortgages. April ended the period with a big rally on positive earnings news in what was considered a cooling economy.

The primary sectors driving our performance were business services, capital spending, and consumer services. (Please note that we use index sectors that differ from the Global Industry Classification Standard used elsewhere in this report.)

All of our sectors produced positive returns during the period. A few that lagged on a relative basis were technology, health care, and consumer cyclical.

Two additions were Tower Group and CNET Networks. Tower Group is a rapidly growing specialty insurance company geared toward underwriting small commercial insurance policies in the Northeast. CNET is a leading online resource for technology commentary and advice that should benefit from increased advertising revenue following the launch of Microsoft’s Vista operating system and the growth of new gaming platforms.

We liquidated our position in Guitar Center, a retailer of musical instruments and accessories, after further fundamental disappointments. We also sold our position in Mobile Mini, a provider of portable storage solutions, in response to decelerating growth in some of the company’s end markets, as well as subdued earnings expectations.

We continue to reevaluate our current companies and search for new ideas using a consistent formula, which entails a bottom-up approach focusing on companies with positive growth and real profitability potential. As it looks right now, fiscal 2007 will be a marathon, with a number of ups and downs for the market. Nevertheless, our fundamental research-driven investment process gives us confidence that our companies can weather this volatility over the long run.

Kalmar Investment Advisers

Portfolio Manager:

Ford B. Draper, Jr., President

and Chief Investment Officer

The small-cap equity market experienced what we hope will prove to be a notable transition over the last six months. Kalmar believes that these shifts could continue meaningfully through 2007, which should benefit the returns for Kalmar’s quality-oriented growth investment style.

As in the first quarter of 2006 but even more so, market returns in the small-cap universe for the final months of last year were driven by the smallest market-cap and cheapest stocks, by slow-growth and low-ROE companies, and by high-volatility stocks in a very broad, low-quality rally. In addition, so-called value stocks, after six years of dominance, had become substantially overvalued versus growth stocks—with neither better business quality nor intrinsic “growthiness” being reasonably rewarded.

In the first few months of 2007, however, the opposite return influences seemed to be coming to the fore. We believe this is a natural accompaniment to concerns about possible further slowing in the U.S. economy, plus the pickup in market volatility seen since late February. This should present a good backdrop for a bottom-up, fundamentals-driven growth investment style such as ours.

Kalmar’s strategy, much like always, will be to invest against a range of more probable economic outcomes, following our “research nose” to higher-quality companies that will deliver vigorous intrinsic growth at reasonable valuations. We also will emphasize better businesses that should gain competitive advantage, and will focus on company-specific investment opportunities. We will also seek to avoid investment risk, while attempting to minimize distractions from short-term market psychology.

Vanguard Explorer Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Grantham, Mayo,	24	3,014	Employs a highly disciplined approach to buying
Van Otterloo & Co. LLC			and selling stocks ranked among the 3,000 largest
			in the U.S. market, minus the very largest 500.
			Stocks are compared with one another and
			evaluated monthly using three disciplines, each of
			which represents an individual subportfolio.
Vanguard Quantitative	23	2,917	Conducts quantitative management using models
Equity Group			that assess valuation, marketplace sentiment, and
			balance-sheet characteristics of companies as
			compared with their peers.
Granahan Investment	21	2,638	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: Pioneer, Core Growth,
			and Special Situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Wellington Management	13	1,599	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually
			before purchase, and company developments are
			continually monitored for comparison with
			expectations for growth.
Chartwell Investment	8	952	Uses a bottom-up, fundamental, research-driven
Partners, L.P			stock-selection strategy focusing on companies
			with sustainable growth, strong management
			teams,competitive positions, and outstanding
			product and service offerings. These companies
			should continually demonstrate growth in earnings
			per share.
Kalmar Investment Advisers	8	946	Employs a “growth with value” strategy using
			creative,bottom-up research to uncover vigorously
			growing, high-quality businesses whose stocks are
			also inefficiently valued and which can be owned
			for the longer term.The strategy has a dual
			objective of superior returns with lower risk.
Cash Investments[1]	3	321	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

Fund Profile

As of April 30, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	1,070	1,614	4,921
Median Market Cap	$2.7B	$2.7B	$32.1B
Price/Earnings Ratio	23.9x	26.4x	18.0x
Price/Book Ratio	3.3x	3.8x	2.9x
Yield		0.5%	1.7%
Investor Shares	0.3%
Admiral Shares	0.5%
Return on Equity	14.4%	14.7%	18.0%
Earnings Growth Rate	23.5%	22.2%	20.8%
Foreign Holdings	2.8%	0.0%	1.0%
Turnover Rate	75%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.45%[3]
Admiral Shares	0.27%[3]
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	20%	18%	12%
Consumer Staples	3	2	8
Energy	5	7	10
Financials	10	11	22
Health Care	16	18	11
Industrials	15	16	11
Information Technology	22	20	15
Materials	5	5	4
Telecommunication
Services	1	2	3
Utilities	1	1	4
Short-Term Reserves	2%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.86
Beta	0.98	1.56

Ten Largest Holdings[5] (% of total net assets)

Alliance Data Systems Corp.	data processing and outsourced data services	0.7%
O’Reilly Automotive, Inc.	automotive retail	0.6
Akamai Technologies, Inc.	internet software and services	0.6
American Eagle Outfitters, Inc.	apparel retail	0.5
AptarGroup Inc.	metal and glass containers	0.5
IDEXX Laboratories Corp.	health care equipment	0.5
Affiliated Managers Group, Inc.	asset management and custody banks	0.5
Cephalon, Inc.	biotechnology	0.5
Polycom, Inc.	communications equipment	0.5
Varian Semiconductor Equipment Associates, Inc.	semiconductor equipment	0.5
Top Ten		5.4%

Investment Focus

1	Russell 2500 Growth Index.
2	Dow Jones Wilshire 5000 Index.
3	Annualized.
4	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 33.
5	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1996–April 30, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	12/11/1967	2.11%	8.72%	11.52%
Admiral Shares	11/12/2001	2.30	8.88	10.85[2]

1	Six months ended April 30, 2007.
2	Return since inception.

Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of April 30, 2007

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	O’Reilly Automotive, Inc.	2,084,250	74,199	0.6%
	American Eagle Outfitters, Inc.	2,271,901	66,953	0.5%
	Phillips-Van Heusen Corp.	961,710	53,760	0.4%
	Advance Auto Parts, Inc.	1,197,984	49,357	0.4%
*	ITT Educational Services, Inc.	494,600	48,080	0.4%
*	CarMax, Inc.	1,907,800	47,542	0.4%
*^	Priceline.com, Inc.	823,400	45,814	0.4%
*	Rent-A-Center, Inc.	1,609,200	44,800	0.4%
*	Dollar Tree Stores, Inc.	1,080,664	42,492	0.3%
	Service Corp. International	3,369,400	40,938	0.3%
	Lamar Advertising Co. Class A	642,185	38,749	0.3%
	Family Dollar Stores, Inc.	1,194,846	38,044	0.3%
*	The Goodyear Tire & Rubber Co.	1,082,703	36,011	0.3%
†	Other—Consumer Discretionary		1,846,850	15.0%
			2,473,589	20.0%
Consumer Staples
*	Energizer Holdings, Inc.	594,150	57,739	0.5%
†	Other—Consumer Staples		256,537	2.0%
			314,276	2.5%

† Energy			575,968	4.6%

Financials
*	Affiliated Managers Group, Inc.	527,290	62,025	0.5%
*	IntercontinentalExchange Inc.	376,095	47,764	0.4%
	CapitalSource Inc. REIT	1,824,316	47,013	0.4%
^	The First Marblehead Corp.	1,168,629	42,363	0.3%
	Jefferies Group, Inc.	1,215,900	38,544	0.3%
	Cash America International Inc.	890,200	38,421	0.3%
†	Other—Financials		850,899	6.9%
			1,127,029	9.1%

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	IDEXX Laboratories Corp.	695,008	62,669	0.5%
*	Cephalon, Inc.	771,515	61,420	0.5%
	Manor Care, Inc.	845,407	54,858	0.4%
*	Patterson Cos.	1,423,510	51,332	0.4%
*	Covance, Inc.	789,180	47,745	0.4%
	DENTSPLY International Inc.	1,355,089	45,274	0.4%
*	Align Technology, Inc.	1,739,700	39,422	0.3%
*	Henry Schein, Inc.	722,142	37,645	0.3%
*	Alkermes, Inc.	2,279,988	37,460	0.3%
†	Other—Health Care		1,574,079	12.7%
			2,011,904	16.2%
Industrials
	The Dun & Bradstreet Corp.	577,600	52,157	0.4%
	Donaldson Co., Inc.	1,420,400	51,021	0.4%
	Chicago Bridge & Iron Co. N.V.	1,454,975	50,386	0.4%
	MSC Industrial Direct Co., Inc. Class A	1,019,599	49,695	0.4%
*	Terex Corp.	565,800	44,048	0.4%
*	Corrections Corp. of America	768,033	43,624	0.3%
†	Other—Industrials		1,555,612	12.6%
			1,846,543	14.9%
Information Technology
*	Alliance Data Systems Corp.	1,419,549	90,368	0.7%
*	Akamai Technologies, Inc.	1,580,245	69,657	0.6%
*	Polycom, Inc.	1,822,295	60,682	0.5%
*	Varian Semiconductor Equipment Associates, Inc.	899,776	59,709	0.5%
*	BMC Software, Inc.	1,638,200	53,029	0.4%
*	Red Hat, Inc.	2,459,313	51,990	0.4%
	CDW Corp.	698,422	50,293	0.4%
*	Microsemi Corp.	2,059,145	47,587	0.4%
	FactSet Research Systems Inc.	760,537	46,781	0.4%
*	Trimble Navigation Ltd.	1,469,700	42,151	0.3%
*	VeriFone Holdings, Inc.	1,192,525	42,084	0.3%
	Intersil Corp.	1,251,010	37,268	0.3%
*[1]	Bookham, Inc.	3,678,300	8,423	0.1%
†	Other—Information Technology		1,949,358	15.8%
			2,609,380	21.1%
Materials
	AptarGroup Inc.	879,450	64,420	0.5%
*	Pactiv Corp.	1,194,600	41,309	0.3%
	Albemarle Corp.	933,340	39,620	0.3%
†	Other—Materials		435,922	3.6%
			581,271	4.7%

† Telecommunication Services			124,350	1.0%

† Utilities			84,175	0.7%

Exchange-Traded Funds
[2] ^Vanguard Small-Cap ETF		1,165,083	84,422	0.7%
[2] ^Vanguard Small-Cap Growth ETF		713,200	50,559	0.4%
			134,981	1.1%
Total Common Stocks (Cost $9,821,910)			11,883,466	95.9%[3]

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
4	Vanguard Market Liquidity Fund, 5.259%	459,143,634	459,144	3.7%
4	Vanguard Market Liquidity Fund, 5.259%—Note G	184,753,163	184,753	1.5%
			643,897	5.2%

		Face
		Amount
		($000)
Repurchase Agreement
	Deutsche Bank 5.240%, 5/1/07
	(Dated 4/30/07, Repurchase Value $58,208,000,
	collateralized by Federal Home Loan Mortgage Corp.
	5.000%–6.500%, 7/1/17–5/1/36)	58,200	58,200	0.5%

U.S. Agency Obligations
5	Federal Home Loan Mortgage Corp.
6	5.197%, 7/9/07	15,000	14,853	0.1%
5	Federal National Mortgage Assn.
6	5.192%, 7/25/07	2,000	1,976	0.0%
			16,829	0.1%
Total Temporary Cash Investments (Cost $718,926)			718,926	5.8%[3]
Total Investments (Cost $10,540,836)			12,602,392	101.7%
Other Assets and Liabilities
Other Assets—Note C			103,213	0.8%
Liabilities—Note G			(318,450)	(2.5%)
			(215,237)	(1.7%)
Net Assets			12,387,155	100.0%

At April 30, 2007, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	9,816,260
Overdistributed Net Investment Income	(4,984)
Accumulated Net Realized Gains	512,866
Unrealized Appreciation
Investment Securities	2,061,556
Futures Contracts	1,441
Foreign Currencies	16
Net Assets	12,387,155

Investor Shares—Net Assets
Applicable to 111,212,827 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	8,913,064
Net Asset Value Per Share—Investor Shares	$80.14

Admiral Shares—Net Assets
Applicable to 46,538,449 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	3,474,091
Net Asset Value Per Share—Admiral Shares	$74.65

•	See Note A in Notes to Financial Statements .
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements .
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements .
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 3.7%. See Note E in Notes to Financial Statements .

4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

6	Securities with a value of $16,829,000 and cash of $5,350,000, have been segregated as initial margin for open futures contracts.
7	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
April 30, 2007
($000)
Investment Income
Income
Dividends[1,2]	40,099
Interest[2]	11,750
Security Lending	1,994
Total Income	53,843
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,381
Performance Adjustment	(2,250)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,391
Management and Administrative—Admiral Shares	1,735
Marketing and Distribution—Investor Shares	1,013
Marketing and Distribution—Admiral Shares	451
Custodian Fees	43
Shareholders’ Reports—Investor Shares	99
Shareholders’ Reports—Admiral Shares	23
Trustees’ Fees and Expenses	9
Total Expenses	23,895
Expenses Paid Indirectly—Note D	(126)
Net Expenses	23,769
Net Investment Income	30,074
Realized Net Gain (Loss)
Investment Securities Sold[2]	519,431
Futures Contracts	10,637
Foreign Currencies	(4)
Realized Net Gain (Loss)	530,064
Change in Unrealized Appreciation (Depreciation)
Investment Securities	609,430
Futures Contracts	(2,866)
Foreign Currencies	16
Change in Unrealized Appreciation (Depreciation)	606,580
Net Increase (Decrease) in Net Assets Resulting from Operations	1,166,718

1	Dividends are net of foreign withholding taxes of $22,000.
2	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,752,000, $10,261,000, and $14,927,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,074	48,254
Realized Net Gain (Loss)	530,064	1,215,287
Change in Unrealized Appreciation (Depreciation)	606,580	113,178
Net Increase (Decrease) in Net Assets Resulting from Operations	1,166,718	1,376,719
Distributions
Net Investment Income
Investor Shares	(33,478)	(23,606)
Admiral Shares	(18,985)	(12,258)
Realized Capital Gain [1]
Investor Shares	(776,690)	(636,946)
Admiral Shares	(300,195)	(204,628)
Total Distributions	(1,129,348)	(877,438)
Capital Share Transactions—Note H
Investor Shares	366,721	301,408
Admiral Shares	201,824	742,483
Net Increase (Decrease) from Capital Share Transactions	568,545	1,043,891
Total Increase (Decrease)	605,915	1,543,172
Net Assets
Beginning of Period	11,781,240	10,238,068
End of Period[2]	12,387,155	11,781,240

1

Includes fiscal 2007 and 2006 short-term gain distributions totaling $122,716,000 and $212,902,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,984,000) and $14,153,000.

Financial Highlights

Explorer Fund Investor Shares

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$80.26	$76.67	$67.01	$63.17	$44.60	$51.91
Investment Operations
Net Investment Income (Loss)	.191	.302	.111	(.05)	(.012)	(.005)
Net Realized and Unrealized Gain (Loss)
on Investments	7.433	9.724	9.622	3.89	18.587	(7.200)
Total from Investment Operations	7.624	10.026	9.733	3.84	18.575	(7.205)
Distributions
Dividends from Net Investment Income	(.320)	(.230)	—	—	(.005)	(.105)
Distributions from Realized Capital Gains	(7.424)	(6.206)	(.073)	—	—	—
Total Distributions	(7.744)	(6.436)	(.073)	—	(.005)	(.105)
Net Asset Value, End of Period	$80.14	$80.26	$76.67	$67.01	$63.17	$44.60

Total Return	10.10%	13.59%	14.53%	6.08%	41.65%	–13.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,913	$8,517	$7,836	$7,302	$5,662	$3,432
Ratio of Total Expenses to
Average Net Assets[1]	0.45%*	0.46%	0.51%	0.57%	0.72%	0.70%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.45%*	0.36%	0.16%	(0.11%)	(0.08%)	(0.01%)
Portfolio Turnover Rate	75%*	96%	80%	82%	77%	69%

1	Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.03%), (0.01%), 0.02%, 0.07%, and 0.07%.
*	Annualized.

Explorer Fund Admiral Shares

Six Months						Nov. 12,
	Ended					2001[1] to
For a Share Outstanding	April 30,		Year Ended October 31,			Oct. 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$74.82	$71.47	$62.37	$58.71	$41.43	$50.00
Investment Operations
Net Investment Income	.246	.422	.215	.04	.064	.035
Net Realized and Unrealized Gain (Loss)
on Investments	6.931	9.050	8.953	3.62	17.259	(8.498)
Total from Investment Operations	7.177	9.472	9.168	3.66	17.323	(8.463)
Distributions
Dividends from Net Investment Income	(.437)	(.346)	—	—	(.043)	(.107)
Distributions from Realized Capital Gains	(6.910)	(5.776)	(.068)	—	—	—
Total Distributions	(7.347)	(6.122)	(.068)	—	(.043)	(.107)
Net Asset Value, End of Period	$74.65	$74.82	$71.47	$62.37	$58.71	$41.43

Total Return	10.21%	13.79%	14.70%	6.23%	41.85%	–16.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,474	$3,264	$2,402	$1,161	$721	$293
Ratio of Total Expenses to
Average Net Assets[2]	0.27%*	0.28%	0.34%	0.43%	0.57%	0.61%*
Ratio of Net Investment Income to
Average Net Assets	0.63%*	0.54%	0.33%	0.04%	0.05%	0.13%*
Portfolio Turnover Rate	75%*	96%	80%	82%	77%	69%

1	Inception.
2	Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.03%), (0.01%), 0.02%, 0.07%, and 0.07%.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements .

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets.Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), Granahan Investment Management, Inc., Wellington Management Company, LLP, Chartwell Investment Partners, L.P., and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of GMO, Granahan Investment Management, Inc., Wellington Management Company, and Chartwell Investment Partners, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee of Kalmar Investment Advisers is subject to quarterly adjustments based on performance since April 30, 2005, relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $593,000 for the six months ended April 30, 2007.

For the six months ended April 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets before a decrease of $2,250,000 (0.04%) based on performance.

In June 2007, the board of trustees announced the addition of a seventh investment advisor, AXA Rosenberg Investment Management LLC, to manage a portion of the fund's assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2007, the fund had contributed capital of $1,122,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $104,000 and custodian fees by $22,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2007, the fund realized net foreign currency losses of $4,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2007, the fund realized gains on the sale of passive foreign investment companies of $3,256,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Unrealized appreciation through October 31, 2006, on passive foreign investment company holdings at April 30, 2007, was $4,612,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

At April 30, 2007, the cost of investment securities for tax purposes was $10,545,448,000. Net unrealized appreciation of investment securities for tax purposes was $2,056,944,000, consisting of unrealized gains of $2,400,452,000 on securities that had risen in value since their purchase and $343,508,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Russell 2000 Index	607	248,536	1,172
E-mini NASDAQ 100 Index	137	5,149	277
E-mini Russell 2000 Index	16	1,310	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2007, the fund purchased $4,369,597,000 of investment securities and sold $4,996,203,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2007, was $173,655,000, for which the fund received cash collateral of $184,753,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	559,151	7,228	1,425,082	17,937
Issued in Lieu of Cash Distributions	798,604	10,589	648,833	8,577
Redeemed	(991,034)	(12,724)	(1,772,507)	(22,598)
Net Increase (Decrease)—Investor Shares	366,721	5,093	301,408	3,916
Admiral Shares
Issued	399,292	5,509	1,219,648	16,488
Issued in Lieu of Cash Distributions	309,952	4,415	207,776	2,951
Redeemed	(507,420)	(7,010)	(684,941)	(9,428)
Net Increase (Decrease)—Admiral Shares	201,824	2,914	742,483	10,011

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2006		Proceeds from		Apr. 30, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Bookham, Inc.	n/a1	6,150	—	—	8,423

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1	At October 31, 2006, the issuer was not an affiliated company of the fund.

Notice to Shareholders

Explorer Fund adds an investment advisor

The board of trustees of Vanguard Explorer Fund has announced the addition of AXA Rosenberg Investment Management LLC (AXA Rosenberg) to the Fund’s investment advisory team. The Fund’s board of trustees concluded that AXA Rosenberg’s management team, investment approach, and experience are expected to complement the Fund’s other investment advisors. The Fund now features a team of seven accomplished advisory firms.

AXA Rosenberg was founded in 1985 by Barr Rosenberg and Kenneth Reid, who remain involved with research and portfolio management efforts. Since 1999, the firm has been an independently operated, 75%-owned subsidiary of AXA Group; the remaining 25% is owned by the firm’s two founding partners. The firm has had very low turnover among senior management, with many key investment professionals having been with the firm for 10 to 20 years. The firm employs 107 investment professionals worldwide. AXA Rosenberg’s investment philosophy is grounded upon fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model.

The addition of the new advisor is not expected to have a material impact on the Fund’s expense ratios, which are estimated at 0.45% for Investor Shares and 0.27% for Admiral Shares. The expense ratio of the average small-cap growth fund is 1.64% (derived from data provided by Lipper Inc.).

Additional information

Vanguard Explorer Fund has entered into a new investment advisory agreement with AXA Rosenberg, in addition to the Fund’s current agreements with Granahan Investment Management, Inc., Wellington Management Company, LLP,Grantham, Mayo, Van Otterloo & Co. LLC, Chartwell Investment Partners, L.P., and Kalmar Investment Advisers. Vanguard’s Quantitative Equity Group also manages a portion of the Fund’s assets on an at-cost basis. This addition to the advisor lineup will not affect the Fund’s investment objective, policies, or strategies. The fee schedules for the other advisors have not changed.

Under the terms of the Fund’s agreement with AXA Rosenberg, the Fund will pay AXA Rosenberg a fee at the end of each fiscal quarter. The fee will be calculated by applying an annual percentage rate to the average daily net assets of the portion of the Fund managed by AXA Rosenberg during the quarter. In addition, the quarterly payments to AXA Rosenberg may be increased or decreased by applying a performance adjustment. The adjustment is based on the cumulative total return of the portion of the Fund managed by AXA Rosenberg over a trailing 36-month period relative to the total return of the Russell 2500 Growth Index over the same period.

For the fiscal year ended October 31, 2006, the advisory fees paid by Vanguard Explorer Fund to the unaffiliated investment advisors totaled $18.9 million, or 0.16% of the Fund’s average net assets, before a decrease of $3 million, or 0.03%, based on performance. Vanguard’s expenses related to investment advisory services for the same period were $672,000. For the six months ended April 30, 2007, total advisory fees paid by Vanguard Explorer Fund to the unaffiliated investment advisors were $9.8 million, or an annual rate of 0.16% of the Fund’s average net assets, before a decrease of $2.3 million, or an annual rate of 0.04%, based on performance. Vanguard’s expenses related to investment advisory services for the same period were $593,000. The addition of AXA Rosenberg is not expected to materially increase the Fund’s total annual investment advisory fees for the current fiscal year.

Vanguard Explorer Fund receives corporate management, administrative, distribution, and certain investment advisory services on an at-cost basis from The Vanguard Group, Inc., P.O. Box 1110, Valley Forge, PA 19482.

Board approval of the investment advisory agreement with

AXA Rosenberg Investment Management LLC

Vanguard Explorer Fund’s board of trustees retained AXA Rosenberg under the terms of a new Investment Advisory Agreement. Each of the Fund’s seven investment advisors is responsible for managing the investment and reinvestment of its portion of the Fund’s assets and for continuously reviewing, supervising, and administering the Fund’s investment program. Each advisor is subject to supervision and oversight by Vanguard’s Portfolio Review Department and by the officers and trustees of the Fund. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

The trustees’ decision to add AXA Rosenberg to the Fund’s multimanager structure was based upon the board’s most recent evaluation of the Fund’s investment staff, portfolio management process, short- and long-term performance results, current external advisory arrangements, and at-cost internalized management arrangement. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with AXA Rosenberg and considered the following factors, among others:

• The board considered the benefits to shareholders of adding AXA Rosenberg as a new advisor to the Fund, particularly in light of the nature, extent, and quality of services to be provided by AXA Rosenberg. The board concluded that hiring AXA Rosenberg is in the best interests of Fund shareholders because AXA Rosenberg uses a quantitative strategy based on fundamental analysis and has achieved solid performance results. The board also concluded that it is in the best interests of the Fund shareholders to add a high-quality manager with a track record of success. The board noted that adding AXA Rosenberg as an advisor would allow the Fund to retain its character as a diversified small- and mid-cap growth equity offering. The Fund would have a mix of seven differentiated active managers, who each have the opportunity to generate superior returns. The combination provides an attractive blend of proven managers and should benefit Fund shareholders over the long term.

• The board analyzed the performance of other funds and accounts managed by AXA Rosenberg. The board concluded that AXA Rosenberg’s other investment portfolios have strong investment returns and have posted competitive results by outperforming relevant benchmarks and competitors over various time periods both short- and long-term.

• The board considered the advisory fee schedule and estimated expense ratio of the Fund and compared them with the average advisory fee and expense ratio of the Fund’s peer group. The board concluded that the addition of AXA Rosenberg would not result in a material change in the Fund’s investment advisory fees and the Fund’s investment advisory fees and estimated expense ratio would remain at a substantial discount to the Fund’s peers.

• The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints in AXA Rosenberg’s advisory fee schedule. By including asset-based breakpoints in the fee schedule, the Fund’s trustees ensure that, if the portion of the Fund managed by AXA Rosenberg continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

• Based on its informed business judgment, the board concluded that the course of action in the best interests of the Fund and its shareholders was to approve the agreement to hire AXA Rosenberg.

The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the Fund’s board of trustees, a majority of whom are not “interested persons” of either the Fund or its advisors as defined in federal securities laws. The board also considers annually whether the Fund and its shareholders continue to benefit from receiving investment advisory services from Vanguard on an at-cost basis. The board may, at any time, reallocate the Fund’s assets among the seven advisors, or allocate assets of the Fund to other investment advisors, without terminating or revising the new agreement with AXA Rosenberg.

Background information on AXA Rosenberg Investment Management LLC

AXA Rosenberg Investment Management LLC, located at 4 Orinda Way, Building E, Orinda, CA 94563, is a research and management firm and an independently operated subsidiary of AXA Group. As of April 30, 2007, the firm managed approximately $120 billion in assets. Stéphane Prunet is the Global Chief Executive Officer of AXA Rosenberg and Barr Rosenberg is the Chairman of its Board of Directors. The manager primarily responsible for overseeing AXA Rosenberg’s portion of Vanguard Explorer Fund is:

William E. Ricks, Americas Chief Executive and Chief Investment Officer at AXA Rosenberg. Dr. Ricks has worked in investment management with AXA Rosenberg since 1989. Education: B.S., University of New Orleans; Ph.D., University of California, Berkeley.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2006	4/30/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,101.03	$2.34
Admiral Shares	1,000.00	1,102.15	1.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.56	$2.26
Admiral Shares	1,000.00	1,023.46	1.35

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 29 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund’s prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund has renewed the fund’s investment advisory arrangements with Chartwell Investment Partners, L.P.; Granahan Investment Management, Inc.; Grantham, Mayo, Van Otterloo & Co. LLC (GMO); Kalmar Investment Advisers; The Vanguard Group, Inc.; and Wellington Management Company, LLP.The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board approved a change to the process for the quarterly calculation of the fund’s asset-based advisory base fee schedules with Chartwell, Granahan, GMO, Kalmar, and Wellington Management. The calculations will be based on the average daily net assets managed by each advisor rather than the average month-end net assets.

The board also approved changes to Wellington Management’s performance adjustment schedule. The performance schedule will now be based on a “linear” rather than a “step” approach. The board concluded that this change would better align the interests of Wellington Management with those of the fund shareholders because the advisor’s compensation will be more closely linked to its performance.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Chartwell Investment Partners. Founded in 1997, Chartwell has expertise in small-cap equity management. The firm employs a fundamental, bottom-up strategy seeking companies with superior growth potential at lower relative valuations. Chartwell has managed assets of the fund since 1997.

Granahan Investment Management. Granahan, founded by Jack Granahan in 1985, has been an advisor to the fund since 1990. With over 20 years together at Granahan, the portfolio management team continues to execute its disciplined process of identifying attractive small-cap growth companies diversified across all phases of the business life cycle.

Grantham, Mayo, Van Otterloo & Co. GMO has a diverse product line whose assets are well distributed across products. U.S. equities, developed market international equities, emerging market equities, and global fixed income securities each make up a meaningful portion of GMO’s total business. Sam Wilderman, director of U.S. equity management at GMO, has been the lead portfolio manager of the Explorer Fund subportfolio since 2006; GMO has managed assets of the fund since 2000.

Kalmar Investment Advisers. Kalmar Investments Inc., Kalmar Investment Advisers’ parent company, has been managing small-cap investment portfolios for clients since 1982 and for Vanguard Explorer Fund since 2005. The firm, led by portfolio manager and founder Ford B. Draper Jr., manages $2.8 billion in small- and small-/mid-cap assets.

The Vanguard Group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. The group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

Wellington Management Company. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1967. The advisor continues to employ a sound process, selecting stocks of high-quality companies that are out of favor with investors. Stocks are selected using a bottom-up approach, supported by Wellington Management’s deep industry research capabilities.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that perfor--mance results have allowed the fund to remain competitive versus its benchmark and its average peer funds. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Chartwell, Granahan, GMO, Kalmar, and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Chartwell, Granahan, GMO, Kalmar, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and
Chairman of the Board and	of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
147 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.
Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the
147 Vanguard Funds Overseen	American Chemistry Council;Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;Trustee of Drexel University and of the
Chemical Heritage Foundation.
Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences,
147 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New York
since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
147 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.
André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean,
147 Vanguard Funds Overseen	Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm) since 2003;
Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003),
Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company)
(2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).
Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
147 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).
J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
147 Vanguard Funds Overseen	Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational
Foundation.
Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
147 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
147 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Explorer, Connect
with Vanguard, and the ship logo are trademarks of The
Direct Investor Account Services > 800-662-2739	Vanguard Group, Inc.

All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
with Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
This material may be used in conjunction	Vanguard at 800-662-2739. They are also available from
with the offering of shares of any Vanguard	the SEC’s website, www.sec.gov. In addition, you may
fund only if preceded or accompanied by	obtain a free report on how your fund voted the proxies
the fund’s current prospectus.	for securities it owned during the 12 months ended
June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062007

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
Common Stocks (95.9%)[1]
Consumer Discretionary (20.0%)
Auto Components (0.7%)
*	The Goodyear Tire & Rubber Co.	1,082,703	36,011
*	Tenneco Automotive, Inc.	768,100	23,005
*	TRW Automotive Holdings Corp.	549,400	20,361
	Modine Manufacturing Co.	195,700	4,527
	ArvinMeritor, Inc.	168,400	3,477
	Spartan Motors, Inc.	48,700	1,387
	BorgWarner, Inc.	12,400	966
	Sauer-Danfoss, Inc.	30,900	921
Automobiles (0.2%)
	Thor Industries, Inc.	562,500	22,404
	Winnebago Industries, Inc.	97,000	3,110
Distributors (0.1%)
*	Keystone Automotive Industries, Inc.	225,200	7,490
Diversified Consumer Services (1.5%)
*	ITT Educational Services, Inc.	494,600	48,080
	Service Corp. International	3,369,400	40,938
	DeVry, Inc.	849,515	28,026
	Sotheby's	242,422	12,514
*	Career Education Corp.	359,100	10,608
*	^ Pre-Paid Legal Services, Inc.	152,800	8,717
*	Bright Horizons Family Solutions, Inc.	198,321	7,659
	Jackson Hewitt Tax Service Inc.	270,200	7,452
*	Steiner Leisure Ltd.	80,015	3,879
*	Corinthian Colleges, Inc.	244,400	3,380
*	Vertrue Inc.	69,600	3,293
	Matthews International Corp.	66,400	2,799
	ServiceMaster Co.	172,800	2,659
	Regis Corp.	59,900	2,290
	Coinmach Service Corp. Class A	28,500	302
Hotels, Restaurants & Leisure (2.9%)
*	Penn National Gaming, Inc.	670,912	32,432
*	Papa John's International, Inc.	932,333	28,632
*	Texas Roadhouse, Inc.	1,702,513	24,891
*	WMS Industries, Inc.	585,493	23,338
*	Life Time Fitness, Inc.	417,785	21,474
	Brinker International, Inc.	684,750	21,296
*	Rare Hospitality International Inc.	644,765	18,776
*	Jack in the Box Inc.	261,700	17,434
*	Gaylord Entertainment Co.	264,875	14,515
	Ruby Tuesday, Inc.	480,400	12,856
*	P.F. Chang's China Bistro, Inc.	315,500	12,068
*	Ruth's Chris Steak House	587,400	11,660
*	CEC Entertainment Inc.	217,550	9,065
	Choice Hotels International, Inc.	233,500	8,789
*	Sonic Corp.	383,925	8,615
*	Scientific Games Corp.	255,295	8,499
*	^ Krispy Kreme Doughnuts, Inc.	848,400	8,255
*	Buffalo Wild Wings Inc.	126,300	8,245
	Tim Hortons, Inc.	238,990	7,535

1

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	O'Charley's Inc.	355,100	7,496
	Hilton Hotels Corp.	219,115	7,450
	Burger King Holdings Inc.	295,600	6,938
	CKE Restaurants Inc.	334,900	6,802
	Orient-Express Hotel Ltd.	121,273	6,385
	Applebee's International, Inc.	191,675	5,210
*	McCormick & Schmick's Seafood Restaurants, Inc.	188,700	5,051
*	Chipotle Mexican Grill, Inc. Class B	65,000	3,895
	Dover Downs Gaming & Entertainment, Inc.	272,850	3,550
*	Red Robin Gourmet Burgers, Inc.	68,600	2,717
	OSI Restaurant Partners, Inc.	65,900	2,623
	CBRL Group, Inc.	46,000	2,051
*	^ Chipotle Mexican Grill, Inc.	29,700	1,937
	Station Casinos, Inc.	16,900	1,470
*	MTR Gaming Group Inc.	59,200	947
*	Empire Resorts Inc.	101,700	896
*	Town Sports International Holdings, Inc.	34,700	791
*	Denny's Corp.	91,000	427
Household Durables (1.3%)
*	NVR, Inc.	30,350	25,008
	Tempur-Pedic International Inc.	788,200	20,470
	Leggett & Platt, Inc.	749,500	17,628
	Harman International Industries, Inc.	129,065	15,732
*	Helen of Troy Ltd.	607,160	13,783
	^ Garmin Ltd.	190,070	11,060
	Ethan Allen Interiors, Inc.	208,000	7,342
	MDC Holdings, Inc.	138,909	7,120
*	Toll Brothers, Inc.	233,600	6,957
	The Stanley Works	106,900	6,230
	Kimball International, Inc. Class B	333,200	5,998
	KB Home	120,400	5,311
	Ryland Group, Inc.	114,700	5,081
*	Jarden Corp.	74,000	3,118
	Tupperware Brands Corp.	103,300	2,905
*	Hovnanian Enterprises Inc. Class A	79,200	1,900
	Blyth, Inc.	69,000	1,801
	^ Beazer Homes USA, Inc.	51,700	1,726
	M/I Homes, Inc.	15,400	458
Internet & Catalog Retail (0.6%)
*	^ Priceline.com, Inc.	823,400	45,814
*	Hollywood Media Corp.	1,561,823	7,387
*	^ Nutri/System Inc.	100,233	6,214
*	IAC/InterActiveCorp	154,505	5,890
*	PetMed Express, Inc.	303,500	3,348
	FTD Group, Inc.	57,000	1,017
	^ Systemax Inc.	37,500	639
Leisure Equipment & Products (0.6%)
	Hasbro, Inc.	619,500	19,582
*	Smith & Wesson Holding Corp.	765,300	10,500
	Nautilus Inc.	733,400	10,128
	Callaway Golf Co.	514,300	9,237
*	MarineMax, Inc.	273,008	5,414
	Brunswick Corp.	122,700	4,020

2

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
	^ Polaris Industries, Inc.	77,500	3,916
	Oakley, Inc.	141,900	3,424
*	JAKKS Pacific, Inc.	129,700	3,117
Media (2.1%)
	Lamar Advertising Co. Class A	642,185	38,749
*	LodgeNet Entertainment Corp.	805,929	27,466
*	^ TiVo Inc.	4,097,400	26,264
*	DreamWorks Animation SKG, Inc.	814,767	23,856
	Catalina Marketing Corp.	615,200	19,502
*	Charter Communications, Inc.	5,889,200	17,785
*	Interpublic Group of Cos., Inc.	1,304,600	16,542
*	Harris Interactive Inc.	2,729,877	16,434
*	^ Marvel Entertainment, Inc.	515,600	15,226
*	Morningstar, Inc.	204,071	10,626
	Regal Entertainment Group Class A	402,090	8,745
	Meredith Corp.	138,800	8,039
*	Gemstar-TV Guide International, Inc.	1,705,771	7,574
	Sinclair Broadcast Group, Inc.	297,600	4,860
	Harte-Hanks, Inc.	173,708	4,534
*	Valassis Communications, Inc.	182,700	3,501
*	RCN Corp.	127,991	3,458
*	XM Satellite Radio Holdings, Inc.	269,600	3,154
*	CTC Media, Inc.	50,843	1,326
	World Wrestling Entertainment, Inc.	54,500	927
	Journal Register Co.	101,000	593
	Salem Communications Corp.	45,500	524
*	Spanish Broadcasting System, Inc.	7,626	26
Multiline Retail (1.0%)
*	Dollar Tree Stores, Inc.	1,080,664	42,492
	Family Dollar Stores, Inc.	1,194,846	38,044
*	Big Lots Inc.	454,400	14,632
	Saks Inc.	453,100	9,488
	Dillard's Inc.	224,900	7,788
	Golden Eagle Retail Group Ltd.	11,034,000	7,373
	Dollar General Corp.	161,000	3,437
Specialty Retail (7.1%)
*	O'Reilly Automotive, Inc.	2,084,250	74,199
	American Eagle Outfitters, Inc.	2,271,901	66,953
	Advance Auto Parts, Inc.	1,197,984	49,357
*	CarMax, Inc.	1,907,800	47,542
*	Rent-A-Center, Inc.	1,609,200	44,800
*	Aeropostale, Inc.	811,200	33,381
	Aaron Rents, Inc.	1,043,140	29,594
*	Urban Outfitters, Inc.	1,118,260	28,806
*	GameStop Corp. Class A	865,990	28,725
	RadioShack Corp.	833,900	24,241
*	AnnTaylor Stores Corp.	584,400	22,488
	Men's Wearhouse, Inc.	503,703	21,795
	Guess ?, Inc.	524,500	20,665
	Ross Stores, Inc.	600,497	19,906
	Borders Group, Inc.	928,000	19,590
*	Tractor Supply Co.	377,385	19,526
*	Hibbett Sports Inc.	655,501	19,108

3

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	DSW Inc. Class A	461,637	17,893
	United Auto Group, Inc.	849,100	17,220
	PetSmart, Inc.	511,800	16,987
*	The Gymboree Corp.	409,500	15,635
*	^ Select Comfort Corp.	806,876	14,959
*	Dick's Sporting Goods, Inc.	256,200	14,370
	Lithia Motors, Inc.	509,400	13,728
*	Coldwater Creek Inc.	653,695	13,531
*	Casual Male Retail Group, Inc.	1,087,200	12,514
*	Charming Shoppes, Inc.	997,166	12,465
*	The Dress Barn, Inc.	531,800	10,588
*	Tween Brands, Inc.	265,100	10,381
*	Payless ShoeSource, Inc.	322,100	10,275
	OfficeMax, Inc.	199,500	9,819
	bebe stores, inc.	550,500	9,634
	Tiffany & Co.	200,700	9,571
*	The Wet Seal, Inc. Class A	1,561,390	9,337
	Claire's Stores, Inc.	281,100	9,155
*	Build-A-Bear-Workshop, Inc.	301,800	8,315
	Foot Locker, Inc.	347,300	8,262
*	The Children's Place Retail Stores, Inc.	156,000	8,248
	Williams-Sonoma, Inc.	204,900	7,217
	Group 1 Automotive, Inc.	174,700	7,163
*	Charlotte Russe Holding Inc.	258,458	7,064
*	J. Crew Group, Inc.	164,700	6,669
	Christopher & Banks Corp.	363,400	6,290
*	Pacific Sunwear of California, Inc.	224,375	4,696
	Abercrombie & Fitch Co.	45,900	3,748
	The Buckle, Inc.	92,350	3,290
*	AutoNation, Inc.	144,400	2,952
	Cato Corp. Class A	133,500	2,885
*	Mothers Work, Inc.	48,300	1,690
	Talbots Inc.	66,600	1,565
*	Cabela's Inc.	62,100	1,473
	Sally Beauty Co. Inc.	133,500	1,311
*	Jos. A. Bank Clothiers, Inc.	27,300	1,055
*	CSK Auto Corp.	52,200	875
*	^ Conn's, Inc.	30,200	784
Textiles, Apparel & Luxury Goods (1.9%)
	Phillips-Van Heusen Corp.	961,710	53,760
	Polo Ralph Lauren Corp.	347,120	31,973
*	Quiksilver, Inc.	1,716,200	22,825
*	Crocs, Inc.	302,900	16,926
*	Deckers Outdoor Corp.	186,200	14,101
*	Iconix Brand Group Inc.	579,800	11,671
*	Volcom, Inc.	270,420	11,360
*	Fossil, Inc.	380,450	10,717
	K-Swiss, Inc.	370,595	10,703
	Columbia Sportswear Co.	142,500	8,920
	Wolverine World Wide, Inc.	311,300	8,897
	Steven Madden, Ltd.	262,400	7,806
*	Carter's, Inc.	277,070	7,259
	Liz Claiborne, Inc.	145,900	6,525

4

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	Timberland Co.	168,600	4,352
*	Under Armour, Inc.	60,700	3,065
	Oxford Industries, Inc.	42,200	1,959
*	Perry Ellis International Corp.	52,400	1,740
	^ Charles & Colvard Ltd.	181,125	951
	Kenneth Cole Productions, Inc.	11,200	283
			2,473,589
Consumer Staples (2.5%)
*	Energizer Holdings, Inc.	594,150	57,739
*	NBTY, Inc.	705,948	34,881
	McCormick & Co., Inc.	641,200	23,801
	Tyson Foods, Inc.	1,129,400	23,672
	Nu Skin Enterprises, Inc.	1,168,300	20,247
*	Bare Escentuals, Inc.	376,365	15,216
*	Performance Food Group Co.	427,500	13,359
	Corn Products International, Inc.	313,100	12,468
*	^ Jones Soda Co.	469,100	11,535
*	Ralcorp Holdings, Inc.	154,300	10,154
*	Central Garden and Pet Co.	671,200	9,940
	^ MGP Ingredients, Inc.	415,500	8,273
	Longs Drug Stores, Inc.	144,690	7,920
	Church & Dwight, Inc.	139,100	7,057
*	Hansen Natural Corp.	170,800	6,525
	^ Mannatech, Inc.	416,409	6,438
	The Estee Lauder Cos. Inc. Class A	121,800	6,263
	Alberto-Culver Co.	215,500	5,234
	Flowers Foods, Inc.	141,200	4,404
*	^ Rite Aid Corp.	681,700	4,186
*	Central European Distribution Corp.	140,000	4,165
*	Chattem, Inc.	72,800	4,160
*	BJ's Wholesale Club, Inc.	115,800	3,999
*	Smithfield Foods, Inc.	100,400	3,069
	Spartan Stores, Inc.	88,600	2,282
*	The Pantry, Inc.	49,700	2,236
*	American Oriental Bioengineering, Inc.	211,900	2,108
*	^ USANA Health Sciences, Inc.	44,500	1,773
	Ingles Markets, Inc.	17,000	611
	Seaboard Corp.	173	431
	The Andersons, Inc.	2,800	130
			314,276
Energy (4.6%)
	Holly Corp.	429,500	27,316
	Tidewater Inc.	416,100	26,302
	St. Mary Land & Exploration Co.	640,700	23,462
*	TETRA Technologies, Inc.	823,900	21,825
*	Superior Energy Services, Inc.	582,900	21,177
*	Comstock Resources, Inc.	688,000	19,505
*	Grey Wolf, Inc.	2,588,195	18,531
*	Grant Prideco, Inc.	347,110	17,890
	Foundation Coal Holdings, Inc.	436,800	17,206
*	Western Oil Sands Inc.	518,200	16,836
*	OPTI Canada Inc.	830,400	16,647

5

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	Ultra Petroleum Corp.	288,850	16,384
	Frontier Oil Corp.	458,400	16,195
	XTO Energy, Inc.	294,068	15,959
	CARBO Ceramics Inc.	350,000	15,207
	World Fuel Services Corp.	313,000	14,464
	Helmerich & Payne, Inc.	430,168	13,890
*	^ Delta Petroleum Corp.	626,730	13,594
	Japan Petroleum Exploration Co., Ltd.	185,500	13,137
*	Oceaneering International, Inc.	271,300	12,898
*	Helix Energy Solutions Group, Inc.	323,600	12,381
*	Unit Corp.	213,800	12,219
	Overseas Shipholding Group Inc.	161,300	11,420
*	FMC Technologies Inc.	156,500	11,093
*	Atwood Oceanics, Inc.	162,890	10,246
	Niko Resources Ltd.	127,000	10,127
	Range Resources Corp.	272,101	9,945
*	W-H Energy Services, Inc.	182,101	9,853
*	Global Industries Ltd.	461,096	9,572
*	Core Laboratories N.V.	97,200	8,837
*	Complete Production Services, Inc.	351,600	8,463
*	^ Hercules Offshore, Inc.	260,400	8,184
*	Universal Compression Holdings, Inc.	112,500	7,489
*	Basic Energy Services Inc.	272,300	7,039
	ENSCO International, Inc.	124,000	6,991
*	Parker Drilling Co.	624,300	6,780
*	Bronco Drilling Co., Inc.	358,300	6,478
*	National Oilwell Varco Inc.	73,430	6,231
	RPC Inc.	375,850	6,198
	W&T Offshore, Inc.	201,600	6,119
*	Pioneer Drilling Co.	415,900	5,702
*	Oil States International, Inc.	158,703	5,385
*	Todco Class A	113,659	5,167
*	Vaalco Energy, Inc.	866,900	4,681
*	Cal Dive International, Inc.	212,100	3,088
	Rowan Cos., Inc.	74,800	2,741
*	NATCO Group Inc.	70,900	2,708
*	Matrix Service Co.	94,100	2,296
*	Superior Well Services, Inc.	90,275	2,284
*	Plains Exploration & Production Co.	40,200	1,889
*	Denbury Resources, Inc.	40,200	1,330
	Alon USA Energy, Inc.	32,400	1,212
	Gulf Island Fabrication, Inc.	37,202	1,117
*	Hornbeck Offshore Services, Inc.	32,000	1,012
	Patterson-UTI Energy, Inc.	37,521	915
*	Callon Petroleum Co.	25,400	351
			575,968

6

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
Financials (9.1%)
*	Affiliated Managers Group, Inc.	527,290	62,025
*	IntercontinentalExchange Inc.	376,095	47,764
	CapitalSource Inc. REIT	1,824,316	47,013
	^ The First Marblehead Corp.	1,168,629	42,363
	Jefferies Group, Inc.	1,215,900	38,544
	Cash America International Inc.	890,200	38,421
	SEI Investments Co.	488,400	29,807
	Aspen Insurance Holdings Ltd.	1,090,500	28,909
	Brown & Brown, Inc.	988,670	25,458
	Reinsurance Group of America, Inc.	391,900	24,419
	U-Store-It Trust REIT	1,229,000	22,626
	SL Green Realty Corp. REIT	155,956	21,974
	Investors Financial Services Corp.	327,058	20,238
	Nuveen Investments, Inc. Class A	374,000	19,934
	Jones Lang LaSalle Inc.	183,300	19,703
*	Markel Corp.	42,470	19,490
*	First Cash Financial Services, Inc.	757,400	17,405
	Cullen/Frost Bankers, Inc.	336,600	17,224
*	E*TRADE Financial Corp.	743,040	16,406
	Platinum Underwriters Holdings, Ltd.	466,200	15,953
	UCBH Holdings, Inc.	883,000	15,859
*	Nasdaq Stock Market Inc.	478,900	15,593
*	Philadelphia Consolidated Holding Corp.	343,300	14,899
	International Bancshares Corp.	505,400	14,530
*	EZCORP, Inc.	944,702	14,312
	Lazard Ltd. Class A	239,385	12,963
	Forest City Enterprise Class A	189,700	12,674
	Home Properties, Inc. REIT	224,400	12,499
	Equity Inns, Inc. REIT	703,100	12,023
	Security Capital Assurance, Ltd.	368,875	11,841
*	World Acceptance Corp.	271,151	11,641
	Apollo Investment Corp.	508,425	11,170
	First Community Bancorp	202,800	11,126
	UDR, Inc. REIT	367,100	11,028
	W.R. Berkley Corp.	325,015	10,560
	People's United Financial Inc.	514,500	10,244
	Webster Financial Corp.	230,055	10,226
	Waddell & Reed Financial, Inc.	419,300	10,155
*	AmeriCredit Corp.	391,386	9,875
	Bank of Hawaii Corp.	185,200	9,797
	The Phoenix Cos., Inc.	655,200	9,762
	A.G. Edwards & Sons, Inc.	127,600	9,245
	American Capital Strategies, Ltd.	185,600	9,035
	Redwood Trust, Inc. REIT	172,400	8,656
*	CB Richard Ellis Group, Inc.	252,005	8,530
	Federal Realty Investment Trust REIT	90,200	8,133
	^ ASTA Funding, Inc.	179,003	7,828
*	Arch Capital Group Ltd.	106,475	7,754
	TCF Financial Corp.	277,900	7,526
	QC Holdings Inc.	558,567	7,334
	Advanta Corp. Class B	143,493	6,575
*	ProAssurance Corp.	119,342	6,425

7

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
	Taubman Co. REIT	113,000	6,334
*	Knight Capital Group, Inc. Class A	390,800	6,331
	Max Re Capital Ltd.	235,700	6,317
	International Securities Exchange, Inc.	92,600	6,175
	Ventas, Inc. REIT	143,100	6,033
	Ambac Financial Group, Inc.	65,000	5,967
	Raymond James Financial, Inc.	192,300	5,900
	Tower Group, Inc.	187,750	5,762
	Tanger Factory Outlet Centers, Inc. REIT	137,800	5,586
	Cousins Properties, Inc. REIT	165,200	5,546
	Zenith National Insurance Corp.	116,977	5,410
	The PMI Group Inc.	109,200	5,293
	^ The St. Joe Co.	92,900	5,261
	iStar Financial Inc. REIT	107,700	5,161
*	Penson Worldwide, Inc.	187,500	5,029
	Student Loan Corp.	24,600	5,011
	PFF Bancorp, Inc.	166,700	4,691
	Erie Indemnity Co. Class A	85,900	4,514
	^ Downey Financial Corp.	60,500	4,050
	Saul Centers, Inc. REIT	75,400	3,915
	Apartment Investment & Management Co. Class A REIT	69,600	3,849
	Nara Bancorp, Inc.	231,600	3,824
	Cohen & Steers, Inc.	72,400	3,715
	Radian Group, Inc.	63,300	3,678
	BankUnited Financial Corp.	165,624	3,586
	^ Corus Bankshares Inc.	209,700	3,525
	First Midwest Bancorp, Inc.	96,000	3,450
	Maguire Properties, Inc. REIT	95,700	3,448
*	Triad Guaranty, Inc.	75,500	3,338
	Essex Property Trust, Inc. REIT	24,800	3,196
	Hancock Holding Co.	78,300	3,063
*	Clayton Holdings, Inc.	172,392	3,032
*	Investment Technology Group, Inc.	76,458	2,893
*	First Federal Financial Corp.	43,500	2,674
	Eaton Vance Corp.	66,500	2,542
*	HFF Inc. Class A	157,275	2,513
	Sterling Bancshares, Inc.	219,250	2,506
*	Dollar Financial Corp.	83,924	2,446
*	Asset Acceptance Capital Corp.	132,513	2,441
	Wilshire Bancorp Inc.	161,149	2,217
	Technology Investment Capital Corp.	114,100	1,929
	Acadia Realty Trust REIT	68,700	1,847
	SWS Group, Inc.	69,900	1,817
	Safety Insurance Group, Inc.	45,100	1,807
	Kilroy Realty Corp. REIT	23,100	1,754
	United Community Banks, Inc.	55,600	1,644
*	Piper Jaffray Cos., Inc.	25,300	1,614
	^ IndyMac Bancorp, Inc.	52,100	1,576
	Frontier Financial Corp.	63,253	1,572
	Suffolk Bancorp	49,100	1,545
*	Primus Guaranty, Ltd.	122,386	1,480
*	Tejon Ranch Co.	29,500	1,470
*	Meadowbrook Insurance Group, Inc.	128,500	1,428

8

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	Employers Holdings, Inc.	69,000	1,368
	Odyssey Re Holdings Corp.	30,800	1,291
	Advance America, Cash Advance Centers, Inc.	75,100	1,287
	Pacific Capital Bancorp	47,643	1,283
	City Bank Lynnwood (WA)	38,900	1,214
*	Intervest Bancshares Corp.	47,200	1,202
	City Holding Co.	29,636	1,125
*	ACA Capital Holdings Inc.	75,000	1,076
	Consolidated-Tomoka Land Co.	13,800	1,036
	Federated Investors, Inc.	23,000	878
*	Move, Inc.	178,600	829
	S.Y. Bancorp, Inc.	30,000	707
	^ Southside Bancshares, Inc.	26,000	578
	Rayonier Inc. REIT	13,300	577
	First Republic Bank	10,400	563
*	Ocwen Financial Corp.	39,400	562
*	CompuCredit Corp.	14,400	521
	Sterling Financial Corp.	15,732	464
	Sierra Bancorp	14,073	392
	Smithtown Bancorp, Inc.	16,720	380
	Columbia Bancorp (OR)	17,100	353
	^ Fremont General Corp.	43,500	328
	Independent Bank Corp. (MI)	19,544	322
*	Alleghany Corp.	800	286
	TriCo Bancshares	13,302	285
	Great Southern Bancorp, Inc.	8,900	244
	Flagstar Bancorp, Inc.	14,800	175
	Washington REIT	4,000	151
	Kohlberg Capital Corp.	7,800	140
*	First Regional Bancorp	4,700	118
	Arrow Financial Corp.	2,555	57
	Mid-America Apartment Communities, Inc. REIT	700	38
			1,127,029
Health Care (16.2%)
*	IDEXX Laboratories Corp.	695,008	62,669
*	Cephalon, Inc.	771,515	61,420
	Manor Care, Inc.	845,407	54,858
*	Patterson Cos.	1,423,510	51,332
*	Covance, Inc.	789,180	47,745
	DENTSPLY International Inc.	1,355,089	45,274
*	Align Technology, Inc.	1,739,700	39,422
*	Henry Schein, Inc.	722,142	37,645
*	Alkermes, Inc.	2,279,988	37,460
	Universal Health Services Class B	576,022	34,976
	Mylan Laboratories, Inc.	1,471,190	32,263
*	Medarex, Inc.	2,267,600	31,043
*	Waters Corp.	467,200	27,766
*	Human Genome Sciences, Inc.	2,571,100	27,691
*	Pediatrix Medical Group, Inc.	483,875	27,605
*	Millennium Pharmaceuticals, Inc.	2,438,000	27,013
*	PDL BioPharma Inc.	1,046,100	26,424
*	Community Health Systems, Inc.	711,100	26,168
*	Barr Pharmaceuticals Inc.	532,745	25,764

9

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	Endo Pharmaceuticals Holdings, Inc.	814,920	25,214
*	Emdeon Corp.	1,512,400	24,410
	Pharmaceutical Product Development, Inc.	645,036	23,266
*	Respironics, Inc.	568,740	23,182
*	Lincare Holdings, Inc.	584,200	23,041
	Bausch & Lomb, Inc.	390,000	22,944
*	Nektar Therapeutics	1,779,400	22,011
*	Immucor Inc.	672,811	21,954
*	Edwards Lifesciences Corp.	412,900	20,232
*	Amylin Pharmaceuticals, Inc.	486,600	20,111
*	WellCare Health Plans Inc.	246,793	19,889
*	Adams Respiratory Therapeutics, Inc.	524,587	19,677
	Cooper Cos., Inc.	384,080	19,626
*	Cyberonics, Inc.	889,200	19,438
*	Qiagen NV	1,070,300	18,976
	West Pharmaceutical Services, Inc.	361,425	17,988
*	MedImmune Inc.	316,325	17,929
*	Apria Healthcare Group Inc.	564,500	17,917
*	Isis Pharmaceuticals, Inc.	1,699,149	17,382
*	Matria Healthcare, Inc.	591,353	17,137
*	Xenoport Inc.	394,513	16,913
*	AMERIGROUP Corp.	567,100	15,953
*	The Medicines Co.	689,100	15,698
*	King Pharmaceuticals, Inc.	763,000	15,603
*	AMN Healthcare Services, Inc.	634,150	15,442
	Hillenbrand Industries, Inc.	251,800	15,398
*	Health Net Inc.	279,600	15,115
*	Noven Pharmaceuticals, Inc.	645,649	15,115
*	Regeneron Pharmaceuticals, Inc.	552,200	15,020
*	inVentiv Health, Inc.	395,222	14,999
*	Seattle Genetics, Inc.	1,558,504	14,821
*	Exelixis, Inc.	1,342,255	14,416
	Arrow International, Inc.	448,200	14,271
*	Inverness Medical Innovations, Inc.	346,150	13,863
*	VCA Antech, Inc.	350,700	13,828
*	Varian Medical Systems, Inc.	323,025	13,635
	Medicis Pharmaceutical Corp.	444,000	13,498
*	Affymetrix, Inc.	503,400	13,224
*	Psychiatric Solutions, Inc.	376,275	13,196
	Beckman Coulter, Inc.	205,200	12,889
*	MWI Veterinary Supply Inc.	335,943	12,484
*	Celgene Corp.	201,450	12,321
*	Salix Pharmaceuticals, Ltd.	908,514	11,829
*	Kinetic Concepts, Inc.	228,300	11,415
*	Bruker BioSciences Corp.	987,682	11,368
*	Healthways, Inc.	265,000	11,241
*	DaVita, Inc.	202,885	11,080
*	Cypress Bioscience, Inc.	1,197,300	10,907
	IMS Health, Inc.	369,460	10,836
*	Vital Images, Inc.	349,700	10,792
*	Axcan Pharma Inc.	611,700	10,650
*	Amedisys Inc.	335,345	10,513
*	Gen-Probe Inc.	205,475	10,502

10

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	Rigel Pharmaceuticals, Inc.	955,800	10,131
*	Vertex Pharmaceuticals, Inc.	309,625	9,518
*	Illumina, Inc.	291,265	9,504
*	QLT Inc.	1,384,900	9,196
	Valeant Pharmaceuticals International	505,876	9,116
*	LifePoint Hospitals, Inc.	240,500	8,781
	PolyMedica Corp.	212,725	8,603
*	PAREXEL International Corp.	215,600	8,469
*	Zoll Medical Corp.	345,074	8,340
*	Zymogenetics, Inc.	555,219	8,306
*	Onyx Pharmaceuticals, Inc.	308,200	8,247
*	BioMarin Pharmaceutical Inc.	509,600	8,235
*	Luminex Corp.	583,600	8,083
*	Magellan Health Services, Inc.	184,300	7,906
*	Cytyc Corp.	223,803	7,885
*	Sciele Pharma, Inc.	317,700	7,854
*	Arena Pharmaceuticals, Inc.	595,850	7,764
*	K-V Pharmaceutical Co. Class A	297,600	7,741
*	Haemonetics Corp.	160,480	7,677
*	Durect Corp.	1,671,700	7,472
	Mentor Corp.	191,700	7,459
*	ResMed Inc.	173,840	7,346
*	ImmunoGen, Inc.	1,286,000	6,970
*	Diversa Corp.	952,971	6,928
*	Impax Laboratories, Inc.	662,300	6,689
*	Techne Corp.	109,500	6,457
*	ViroPharma Inc.	424,900	6,407
*	Nuvelo, Inc.	1,690,700	6,340
*	Cytokinetics, Inc.	890,149	5,884
*	^ Nighthawk Radiology Holdings, Inc.	293,521	5,697
*	ImClone Systems, Inc.	136,000	5,697
	Alpharma, Inc. Class A	232,200	5,642
*	Molina Healthcare Inc.	182,400	5,512
*	Palomar Medical Technologies, Inc.	133,700	5,474
*	Phase Forward Inc.	340,200	5,402
*	Cell Genesys, Inc.	1,210,500	5,290
*	Viasys Healthcare Inc.	162,000	5,187
*	Sun Healthcare Group Inc.	413,600	5,187
*	ICU Medical, Inc.	122,086	5,097
*	Sunrise Senior Living, Inc.	131,720	5,044
*	United Therapeutics Corp.	88,025	4,921
*	^ Enzon Pharmaceuticals, Inc.	550,500	4,668
*	Alnylam Pharmaceuticals Inc.	246,900	4,634
*	eResearch Technology, Inc.	529,500	4,591
*	Sierra Health Services, Inc.	110,400	4,573
*	PSS World Medical, Inc.	217,978	4,381
*	CV Therapeutics, Inc.	502,400	4,235
*	Odyssey Healthcare, Inc.	301,850	4,027
	Owens & Minor, Inc. Holding Co.	113,800	4,023
*	MedCath Corp.	133,300	3,962
*	Charles River Laboratories, Inc.	82,400	3,902
*	GTx, Inc.	184,500	3,600
*	Cubist Pharmaceuticals, Inc.	164,370	3,526

11

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	ArthroCare Corp.	85,365	3,522
*	Healthspring, Inc.	143,900	3,385
*	Digene Corp.	72,050	3,303
*	AmSurg Corp.	143,563	3,295
*	Radiation Therapy Services, Inc.	109,183	3,211
*	Varian, Inc.	54,620	3,166
*	Quidel Corp.	219,260	3,065
*	Intuitive Surgical, Inc.	22,664	2,939
*	Foxhollow Technologies Inc.	129,500	2,887
	Chemed Corp.	56,100	2,822
*	MGI Pharma, Inc.	126,443	2,784
*	Myriad Genetics, Inc.	76,100	2,781
*	Ventana Medical Systems, Inc.	56,858	2,763
*	Genesis Healthcare Corp.	42,700	2,733
*	^ Telik, Inc.	433,241	2,586
*	Alliance Imaging, Inc.	286,000	2,574
	Vital Signs, Inc.	39,509	2,254
*	Keryx Biopharmaceuticals, Inc.	209,960	2,142
*	Abaxis, Inc.	93,800	2,141
*	Millipore Corp.	28,700	2,119
*	Savient Pharmaceuticals Inc.	181,100	2,083
*	CorVel Corp.	70,800	1,925
*	^ Metabolix Inc.	73,500	1,838
*	Hi-Tech Pharmacal Co., Inc.	138,300	1,831
	^ LCA-Vision Inc.	43,500	1,826
*	Progenics Pharmaceuticals, Inc.	75,300	1,822
*	^ Genomic Health, Inc.	110,200	1,819
*	Candela Corp.	154,800	1,789
	Dade Behring Holdings Inc.	34,700	1,704
*	HMS Holdings Corp.	72,000	1,596
*	Eclipsys Corp.	79,800	1,495
*	Auxilium Pharmaceuticals, Inc.	92,400	1,373
*	Incyte Corp.	175,000	1,349
*	Bio-Reference Laboratories, Inc.	49,200	1,327
*	^ SurModics, Inc.	31,400	1,276
*	Omnicell, Inc.	54,800	1,257
*	Cross Country Healthcare, Inc.	55,000	1,083
*	Cerner Corp.	19,700	1,049
*	Tanox, Inc.	47,979	895
*	^ Trimeris, Inc.	100,600	772
*	Cholestech Corp.	38,600	748
*	RehabCare Group, Inc.	38,500	631
*	Greatbatch, Inc.	21,722	631
*	Kendle International Inc.	17,900	610
	Perrigo Co.	30,700	583
*	Allos Therapeutics Inc.	79,800	468
*	LHC Group Inc.	18,100	463
*	Symbion, Inc.	18,287	401
*	Medical Action Industries Inc.	17,200	392
*	Gentiva Health Services, Inc.	20,400	382
	Young Innovations, Inc.	10,361	283
*	Hologic, Inc.	4,600	265
*	Visicu, Inc.	20,720	189
			2,011,904

12

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
Industrials (14.9%)
	The Dun & Bradstreet Corp.	577,600	52,157
	Donaldson Co., Inc.	1,420,400	51,021
	Chicago Bridge & Iron Co. N.V.	1,454,975	50,386
	MSC Industrial Direct Co., Inc. Class A	1,019,599	49,695
*	Terex Corp.	565,800	44,048
*	Corrections Corp. of America	768,033	43,624
	Watsco, Inc.	658,700	35,023
*	The Advisory Board Co.	731,410	34,727
	Equifax, Inc.	821,600	32,700
	Harsco Corp.	634,190	32,344
*	Stericycle, Inc.	357,400	31,144
	J.B. Hunt Transport Services, Inc.	1,147,400	31,049
*	Suntech Power Holdings Co., Ltd. ADR	762,600	27,667
*	Continental Airlines, Inc. Class B	725,700	26,532
	McGrath RentCorp	870,403	26,243
	The Manitowoc Co., Inc.	381,910	26,058
	Healthcare Services Group, Inc.	919,500	25,746
	Carlisle Co., Inc.	613,000	25,243
	Albany International Corp.	638,600	24,458
*	Allied Waste Industries, Inc.	1,729,450	23,123
*	Genlyte Group, Inc.	280,286	21,865
	Acuity Brands, Inc.	358,500	21,195
	Knight Transportation, Inc.	1,086,900	21,162
	Horizon Lines Inc.	601,650	20,462
*	Covanta Holding Corp.	823,600	20,211
	Triumph Group, Inc.	326,700	19,867
	Con-way, Inc.	357,248	19,516
	UTI Worldwide, Inc.	822,455	19,303
*	McDermott International, Inc.	358,633	19,244
*	Teletech Holdings Inc.	509,500	19,223
*	Thomas & Betts Corp.	350,100	19,073
	Lincoln Electric Holdings, Inc.	291,567	18,582
*	Williams Scotsman International Inc.	834,405	18,382
*	General Cable Corp.	317,900	18,260
*	Washington Group International, Inc.	267,200	17,881
	Heartland Express, Inc.	1,031,220	17,768
*	FTI Consulting, Inc.	472,135	17,360
	Herman Miller, Inc.	493,377	16,977
*	NCI Building Systems, Inc.	337,300	16,855
*	AirTran Holdings, Inc.	1,504,300	16,562
	Kennametal, Inc.	233,450	16,472
*	American Commercial Lines Inc.	554,880	16,352
*	Ceradyne, Inc.	270,439	15,915
	Ametek, Inc.	438,595	15,912
*	BE Aerospace, Inc.	432,473	15,850
*	ChoicePoint Inc.	414,350	15,733
	GATX Corp.	321,000	15,732
*	Jacobs Engineering Group Inc.	304,400	15,351
*	Goodman Global, Inc.	806,400	15,039
*	Huron Consulting Group Inc.	246,620	14,933
*	Gardner Denver Inc.	394,000	14,893
*	The Middleby Corp.	103,400	14,195

13

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	Alliant Techsystems, Inc.	150,400	14,007
*	Consolidated Graphics, Inc.	186,025	13,998
	Manpower Inc.	174,105	13,972
	Trinity Industries, Inc.	300,260	13,932
*	AGCO Corp.	318,300	13,283
	Roper Industries Inc.	230,300	12,911
*	H&E Equipment Services, Inc.	531,727	12,581
*	Kenexa Corp.	380,900	11,793
*	Old Dominion Freight Line, Inc.	392,855	11,613
	Oshkosh Truck Corp.	194,890	10,902
*	Celadon Group Inc.	646,809	10,646
*	Swift Transportation Co., Inc.	335,900	10,507
	Kaydon Corp.	212,500	10,100
	Precision Castparts Corp.	96,939	10,092
*	Copart, Inc.	344,900	9,995
*	AerCap Holdings NV	326,600	9,527
	Fastenal Co.	228,800	9,408
*	US Airways Group Inc.	254,000	9,383
*	Cenveo Inc.	365,723	9,381
*	Tetra Tech, Inc.	441,650	9,195
*	Labor Ready, Inc.	420,128	9,117
	Steelcase Inc.	448,100	8,747
*	First Solar, Inc.	144,200	8,651
*	^ Energy Conversion Devices, Inc.	236,277	8,367
	Graco, Inc.	208,700	8,244
	Watson Wyatt & Co. Holdings	173,200	8,163
*	Spirit Aerosystems Holdings Inc.	242,800	7,680
	Crane Co.	179,000	7,609
*	^ Houston Wire & Cable Co.	244,147	7,197
*	WESCO International, Inc.	112,100	7,081
*	IHS Inc. Class A	170,800	7,061
	Cummins Inc.	76,600	7,059
*	Astec Industries, Inc.	172,200	7,009
*	Hertz Global Holdings Inc.	338,342	6,733
	Freightcar America Inc.	134,100	6,673
*	Geo Group Inc.	125,850	6,444
	The Brink's Co.	100,800	6,401
*	COMSYS IT Partners Inc.	278,900	6,348
*	ExpressJet Holdings, Inc.	1,057,800	6,315
*	Volt Information Sciences Inc.	242,400	6,196
	Pall Corp.	145,400	6,100
	Nordson Corp.	131,700	6,036
	Arkansas Best Corp.	152,600	6,012
	^ Encore Wire Corp.	216,600	6,000
	Mueller Industries Inc.	182,500	5,986
	Kelly Services, Inc. Class A	205,718	5,904
	^ Simpson Manufacturing Co.	181,800	5,849
	Ryder System, Inc.	108,400	5,706
*	Teledyne Technologies, Inc.	127,300	5,615
	Insteel Industries, Inc.	319,700	5,336
	LSI Industries Inc.	322,700	5,086
*	Airasia Berhad	8,578,300	4,844
	^ United Industrial Corp.	98,900	4,838

14

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	Superior Essex Inc.	132,000	4,712
	American Woodmark Corp.	131,100	4,524
*	EGL, Inc.	113,400	4,500
*	Trex Co., Inc.	212,421	4,331
	The Timken Co.	125,900	4,152
*	K&F Industries Holdings	155,900	4,150
*	TransDigm Group, Inc.	109,000	4,128
	Landstar System, Inc.	85,100	4,111
	Belden CDT Inc.	72,900	4,074
*	United Rentals, Inc.	120,400	4,033
*	Kirby Corp.	106,300	4,018
	A.O. Smith Corp.	96,700	3,684
	Forward Air Corp.	116,900	3,567
*	U.S. Xpress Enterprises, Inc.	244,730	3,505
*	Hudson Highland Group, Inc.	214,300	3,495
	Interface, Inc.	203,618	3,431
	Wabtec Corp.	89,600	3,329
*	Kansas City Southern	88,100	3,273
*	United Stationers, Inc.	53,000	3,155
*	Ladish Co., Inc.	76,000	3,090
*	Saia, Inc.	109,000	3,056
*	Chart Industries, Inc.	162,000	3,054
*	RBC Bearings Inc.	77,475	2,945
*	Resources Connection, Inc.	92,100	2,779
	Pacer International, Inc.	103,792	2,652
	Applied Industrial Technology, Inc.	95,125	2,556
	Valmont Industries, Inc.	40,600	2,553
*	EMCOR Group, Inc.	38,800	2,432
*	Kforce Inc.	174,498	2,396
*	ABX Air, Inc.	349,734	2,280
	Robert Half International, Inc.	66,700	2,221
*	Pinnacle Airlines Corp.	119,600	1,958
	Regal-Beloit Corp.	41,700	1,923
	Walter Industries, Inc.	63,400	1,884
*	^ PeopleSupport Inc.	148,400	1,865
*	Lamson & Sessions Co.	68,700	1,737
*	American Reprographics Co.	51,400	1,706
*	Columbus McKinnon Corp.	65,800	1,629
*	Mobile Mini, Inc.	53,692	1,609
	Baldor Electric Co.	38,400	1,513
*	P.A.M. Transportation Services, Inc.	75,279	1,436
*	II-VI, Inc.	52,500	1,422
*	Integrated Electrical Services, Inc.	51,800	1,236
	Diamond Management and Technology Consultants,Inc.	108,500	1,230
	^ AMREP Corp.	20,200	1,217
*	Innovative Solutions and Support, Inc.	37,700	1,023
*	Orbital Sciences Corp.	47,600	993
	Franklin Electric, Inc.	23,300	992
*	AZZ Inc.	16,800	959
*	^ Amerco, Inc.	13,281	929
*	First Consulting Group, Inc.	89,000	886
	Comfort Systems USA, Inc.	68,700	858
*	GrafTech International Ltd.	84,200	840

15

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
	Waste Industries USA, Inc.	31,565	829
	Gorman-Rupp Co.	20,300	651
	Tredegar Corp.	24,900	582
*	Quality Distribution Inc.	46,200	418
*	Rush Enterprises, Inc. Class A	16,700	347
*	Spherion Corp.	39,100	334
*	CBIZ Inc.	38,000	264
	HNI Corp.	6,200	259
	The Corporate Executive Board Co.	1,292	82

			1,846,543
Information Technology (21.1%)
Communications Equipment (2.8%)
*	Polycom, Inc.	1,822,295	60,682
*	Ciena Corp.	1,212,935	35,369
*	ViaSat, Inc.	784,300	26,901
*	CommScope, Inc.	533,700	24,897
*	^ Riverbed Technology, Inc.	637,615	20,346
*	Harris Stratex Networks, Inc. Class A	967,825	19,298
*	NICE-Systems Ltd. ADR	503,057	18,437
*	ADC Telecommunications, Inc.	916,400	16,862
*	Sycamore Networks, Inc.	4,235,300	15,544
*	Avocent Corp.	540,238	15,132
*	Powerwave Technologies, Inc.	2,063,000	12,852
*	MRV Communications Inc.	3,556,300	12,340
*[2]	Bookham, Inc.	3,678,300	8,423
*	^ UTStarcom, Inc.	1,150,500	8,215
*	Comverse Technology, Inc.	288,345	6,540
	ADTRAN Inc.	240,750	6,127
*	JDS Uniphase Corp.	369,925	6,096
	Harris Corp.	105,300	5,407
*	Mastec Inc.	431,200	4,946
*	Arris Group Inc.	325,304	4,821
*	C-COR Inc.	218,288	2,689
*	Tekelec	181,925	2,609
*	Interdigital Communications Corp.	78,500	2,581
*	EMS Technologies, Inc.	97,700	1,835
*	Sonus Networks, Inc.	179,500	1,388
*	Oplink Communications, Inc.	48,800	809
*	Comtech Telecommunications Corp.	19,100	723
*	F5 Networks, Inc.	9,000	691
*	Sirenza Microdevices, Inc.	33,000	301
*	Optical Cable Corp. Warrants Exp. 10/24/07	8,891	3
Computers & Peripherals (0.9%)
*	Electronics for Imaging, Inc.	908,400	24,227
*	Brocade Communications Systems, Inc.	2,307,800	22,547
*	Western Digital Corp.	1,031,400	18,235
*	Hutchinson Technology, Inc.	825,200	15,679
*	NCR Corp.	283,430	14,285
*	QLogic Corp.	415,600	7,431
*	Emulex Corp.	329,777	6,919
*	Komag, Inc.	42,928	1,181

16

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	STEC Inc.	59,300	477
*	Rimage Corp.	14,800	407
*	Cray, Inc.	20,300	253
Electronic Equipment & Instruments (3.3%)
	CDW Corp.	698,422	50,293
*	Trimble Navigation Ltd.	1,469,700	42,151
*	Ingram Micro, Inc. Class A	1,747,800	34,292
*	Mettler-Toledo International Inc.	330,600	32,273
*	Littelfuse, Inc.	752,100	30,167
*	Avnet, Inc.	605,800	24,777
*	Anixter International Inc.	250,200	17,914
*	Benchmark Electronics, Inc.	805,270	17,056
*	Color Kinetics Inc.	721,350	14,607
*	FLIR Systems, Inc.	343,692	13,916
*	Rofin-Sinar Technologies Inc.	178,800	11,851
	Molex, Inc.	379,900	11,351
	AVX Corp.	538,400	8,959
	Amphenol Corp.	241,910	8,493
*	Dolby Laboratories Inc.	229,700	8,136
*	Plexus Corp.	367,354	7,700
*	Vishay Intertechnology, Inc.	442,900	7,374
*	Rogers Corp.	161,000	7,300
*	Coherent, Inc.	217,956	6,842
*	Brightpoint, Inc.	508,814	6,767
*	Insight Enterprises, Inc.	300,125	5,948
	Technitrol, Inc.	182,400	4,894
*	ScanSource, Inc.	155,200	4,457
*	^ L-1 Identity Solutions Inc.	227,591	4,374
*	TTM Technologies, Inc.	457,000	4,195
	Tektronix, Inc.	138,200	4,062
	CTS Corp.	262,200	3,430
	^ Daktronics, Inc.	135,000	3,075
*	Tech Data Corp.	67,900	2,413
*	^ Multi-Fineline Electronix, Inc.	148,100	2,374
*	Gerber Scientific, Inc.	214,300	2,145
	MTS Systems Corp.	31,600	1,343
*	Global Imaging Systems, Inc.	44,600	1,288
*	FARO Technologies, Inc.	24,000	768
	National Instruments Corp.	10,900	304
*	LoJack Corp.	7,400	136
*	Itron, Inc.	1,648	111
Internet Software & Services (2.3%)
*	Akamai Technologies, Inc.	1,580,245	69,657
*	VistaPrint Ltd.	741,170	27,705
*	Ariba, Inc.	2,516,025	22,191
*	aQuantive, Inc.	668,590	20,466
*	WebEx Communications, Inc.	312,900	17,754
*	VeriSign, Inc.	502,925	13,755
*	Digital River, Inc.	215,900	12,637
*	ValueClick, Inc.	418,395	11,966
*	^ Travelzoo, Inc.	416,162	11,553
*	DealerTrack Holdings Inc.	335,530	11,072
*	SAVVIS, Inc.	205,000	10,572

17

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
	Marchex, Inc.	792,100	10,131
*	j2 Global Communications, Inc.	308,544	8,874
*	Interwoven Inc.	405,635	6,194
*	Vignette Corp.	311,500	5,769
*	The Knot, Inc.	231,000	4,927
	United Online, Inc.	338,722	4,888
*	CNET Networks, Inc.	485,775	4,095
*	24/7 Real Media, Inc.	328,400	3,268
*	SonicWALL, Inc.	376,300	3,071
*	RealNetworks, Inc.	313,000	2,363
IT Services (3.5%)
*	Alliance Data Systems Corp.	1,419,549	90,368
*	VeriFone Holdings, Inc.	1,192,525	42,084
*	Euronet Worldwide, Inc.	1,216,021	33,866
*	MPS Group, Inc.	2,422,671	33,166
*	DST Systems, Inc.	395,800	30,892
*	Ceridian Corp.	837,350	28,269
	Heartland Payment Systems, Inc.	885,400	22,073
*	Sapient Corp.	2,255,200	16,305
*	CheckFree Corp.	443,974	14,944
*	BISYS Group, Inc.	1,186,500	13,728
	Acxiom Corp.	544,800	12,312
*	Global Cash Access, Inc.	723,455	11,337
	MoneyGram International, Inc.	336,700	9,572
	Total System Services, Inc.	288,804	8,970
	Fidelity National Information Services, Inc.	151,150	7,638
*	Affiliated Computer Services, Inc. Class A	120,120	7,196
*	Cognizant Technology Solutions Corp.	75,564	6,755
*	Convergys Corp.	264,000	6,669
*	CSG Systems International, Inc.	216,670	5,802
	Global Payments Inc.	135,800	5,158
*	Tyler Technologies, Inc.	399,100	4,769
*	Iron Mountain, Inc.	136,500	3,836
*	Sykes Enterprises, Inc.	179,102	3,306
*	Keane, Inc.	218,600	3,065
	Talx Corp.	65,452	2,257
*	Authorize.Net Holdings Inc.	106,698	1,882
	infoUSA Inc.	194,328	1,825
*	ManTech International Corp.	58,911	1,807
*	SRA International, Inc.	52,900	1,292
*	iGATE Corp.	119,700	825
	Startek, Inc.	64,300	618
	Gevity HR, Inc.	32,313	603
*	eFunds Corp.	15,700	438
	Integral Systems, Inc.	14,100	333
	Syntel, Inc.	8,200	287
*	BearingPoint, Inc.	33,700	247
*	CACI International, Inc.	2,200	101
Semiconductors & Semiconductor Equipment (4.2%)
*	Varian Semiconductor Equipment Associates, Inc.	899,776	59,709
*	Microsemi Corp.	2,059,145	47,587
	Intersil Corp.	1,251,010	37,268
*	ON Semiconductor Corp.	3,190,797	34,173

18

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	Trident Microsystems, Inc.	1,429,799	30,355
*	Verigy Ltd.	1,081,700	27,335
*	Entegris Inc.	2,286,100	26,793
*	Cymer, Inc.	624,662	25,305
*	^ RF Micro Devices, Inc.	3,807,700	23,798
*	Cypress Semiconductor Corp.	922,500	21,051
*	Novellus Systems, Inc.	635,736	20,579
*	Integrated Device Technology Inc.	1,359,400	20,364
*	LSI Corp.	1,895,928	16,115
*	Tessera Technologies, Inc.	340,050	14,551
*	FEI Co.	310,715	11,559
*	^ OmniVision Technologies, Inc.	767,700	10,379
*	Amkor Technology, Inc.	708,502	9,912
*	MEMC Electronic Materials, Inc.	173,265	9,509
*	FormFactor Inc.	216,043	8,920
*	International Rectifier Corp.	242,635	8,560
*	ATMI, Inc.	251,385	7,775
*	LAM Research Corp.	118,000	6,346
*	Silicon Image, Inc.	638,814	5,596
*	SiRF Technology Holdings, Inc.	227,771	5,526
	National Semiconductor Corp.	206,119	5,421
*	Advanced Energy Industries, Inc.	219,928	5,388
*	Skyworks Solutions, Inc.	663,800	4,574
*	Intevac, Inc.	146,000	3,549
*	Hittite Microwave Corp.	66,168	2,989
*	Silicon Storage Technology, Inc.	683,453	2,816
*	Marvell Technology Group Ltd.	173,690	2,802
*	Atheros Communications, Inc.	95,600	2,561
*	Fairchild Semiconductor International, Inc.	134,400	2,365
*	Zoran Corp.	92,700	1,841
*	Mattson Technology, Inc.	162,564	1,644
*	^ Supertex, Inc.	35,500	1,163
*	LTX Corp.	114,700	684
Software (4.1%)
*	BMC Software, Inc.	1,638,200	53,029
*	Red Hat, Inc.	2,459,313	51,990
	FactSet Research Systems Inc.	760,537	46,781
*	Cadence Design Systems, Inc.	1,585,800	35,205
*	McAfee Inc.	777,100	25,248
*	Activision, Inc.	1,129,300	22,586
*	salesforce.com, Inc.	523,700	21,995
*	MICROS Systems, Inc.	356,181	19,519
*	Concur Technologies, Inc.	941,712	16,734
*	Informatica Corp.	1,039,214	15,297
*	Opsware, Inc.	1,525,600	12,251
*	Citrix Systems, Inc.	353,800	11,534
*	Quest Software, Inc.	638,999	10,869
*	Sonic Solutions, Inc.	833,600	10,862
*	^ Nuance Communications, Inc.	672,610	10,365
*	MicroStrategy Inc.	90,800	10,329
*	Transaction Systems Architects, Inc.	308,170	9,778
*	Synopsys, Inc.	352,400	9,747
*	ANSYS, Inc.	185,677	9,507

19

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
*	Macrovision Corp.	382,741	9,289
*	Smith Micro Software, Inc.	571,113	9,075
	Fair Isaac, Inc.	253,200	9,042
	Jack Henry & Associates Inc.	366,100	8,695
*	Autodesk, Inc.	189,553	7,823
*	Mentor Graphics Corp.	418,200	6,766
*	Business Objects S.A. ADR	174,935	6,562
*	Ulticom, Inc.	734,800	6,272
*	The Ultimate Software Group, Inc.	217,800	6,011
*	Sybase, Inc.	235,491	5,697
*	Double-Take Software Inc.	300,000	5,031
*	Parametric Technology Corp.	206,500	3,670
*	Progress Software Corp.	105,265	3,172
*	TIBCO Software Inc.	315,100	2,874
*	Manhattan Associates, Inc.	88,200	2,551
*	Radiant Systems, Inc.	130,551	1,757
*	Ansoft Corp.	52,626	1,699
*	NAVTEQ Corp.	29,400	1,040
	QAD Inc.	95,517	908
*	Actuate Software Corp.	85,300	485
*	OPNET Technologies, Inc.	29,500	332
*	Interactive Intelligence Inc.	20,600	302
	Quality Systems, Inc.	5,617	227
*	Synchronoss Technologies, Inc.	3,008	68
			2,609,380
Materials (4.7%)
	AptarGroup Inc.	879,450	64,420
*	Pactiv Corp.	1,194,600	41,309
	Albemarle Corp.	933,340	39,620
*	Hercules, Inc.	1,835,100	34,573
*	AK Steel Holding Corp.	1,130,100	34,491
	Steel Dynamics, Inc.	492,400	21,818
	Ferro Corp.	1,037,900	21,599
*	RTI International Metals, Inc.	194,400	18,326
	Agrium, Inc.	470,700	18,230
	International Flavors & Fragrances, Inc.	365,600	17,794
	Cytec Industries, Inc.	316,900	17,398
	Nalco Holding Co.	619,100	16,456
	Minerals Technologies, Inc.	248,200	15,790
	Tenma Corp.	773,000	14,537
	Cleveland-Cliffs Inc.	208,898	14,475
	Chaparral Steel Co.	181,300	12,782
*	Rhodia SA	2,932,084	11,971
	Carpenter Technology Corp.	90,700	11,008
*	W.R. Grace & Co.	409,000	10,879
	Sonoco Products Co.	236,000	10,063
	Greif Inc. Class A	178,400	9,919
	Celanese Corp. Series A	297,300	9,861
*	OM Group, Inc.	176,800	9,287
	Eagle Materials, Inc.	197,964	8,831
	Airgas, Inc.	182,400	8,126
	Eastman Chemical Co.	119,800	8,110
	NewMarket Corp.	160,300	7,555

20

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
	Allegheny Technologies Inc.	61,600	6,750
	Martin Marietta Materials, Inc.	46,200	6,737
	Commercial Metals Co.	190,800	6,398
	Reliance Steel & Aluminum Co.	103,900	6,172
	Quanex Corp.	125,700	5,409
*	Crown Holdings, Inc.	197,100	4,764
	Ball Corp.	86,500	4,385
*	PolyOne Corp.	547,800	3,594
	Texas Industries, Inc.	39,200	2,986
*	Brush Engineered Materials Inc.	59,800	2,872
	Rock-Tenn Co.	70,400	2,694
*	Hecla Mining Co.	275,882	2,431
*	Century Aluminum Co.	50,500	2,389
	Sealed Air Corp.	71,600	2,356
	Packaging Corp. of America	91,400	2,263
*	Owens-Illinois, Inc.	66,700	2,007
*	Headwaters Inc.	85,000	1,842
	A.M. Castle & Co.	50,200	1,702
*	Terra Industries, Inc.	71,700	1,265
*	AEP Industries, Inc.	24,700	1,051
*	Stillwater Mining Co.	59,200	912
	Florida Rock Industries, Inc.	8,400	581
*	Landec Corp.	38,000	483
			581,271
Telecommunication Services (1.0%)
*	NeuStar, Inc. Class A	738,280	21,233
	Telephone & Data Systems, Inc.	328,973	18,735
*	General Communication, Inc.	878,000	12,494
*	SBA Communications Corp.	411,465	12,105
*	American Tower Corp. Class A	263,005	9,994
*	Level 3 Communications, Inc.	1,572,500	8,743
*	Dobson Communications Corp.	930,013	8,472
*	NTELOS Holdings Corp.	310,400	6,251
*	Cincinnati Bell Inc.	1,062,619	5,387
*	Metropcs Communications Inc.	186,700	5,237
*	Leap Wireless International, Inc.	64,726	4,941
*	Syniverse Holdings Inc.	298,600	3,079
*	Cbeyond Inc.	86,600	3,012
*	^ Clearwire Corp.	115,540	2,072
	Atlantic Tele-Network, Inc.	44,711	1,129
	North Pittsburgh Systems, Inc.	41,509	862
*	Time Warner Telecom Inc.	21,600	443
	Citizens Communications Co.	10,335	161
	-		124,350
Utilities (0.7%)
	UGI Corp. Holding Co.	642,900	18,233
	PNM Resources Inc.	544,200	17,714
*	El Paso Electric Co.	586,200	15,476
	OGE Energy Corp.	126,900	4,878
	Energen Corp.	84,700	4,747
	Equitable Resources, Inc.	80,100	4,166
	ONEOK, Inc.	86,000	4,163
	Ormat Technologies Inc.	105,100	3,835

21

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
			Market
			Value
		Shares	($000)
	ALLETE, Inc.	39,500	1,912
	WGL Holdings Inc.	56,200	1,902
	Westar Energy, Inc.	69,600	1,895
	Southwest Gas Corp.	47,700	1,807
	IDACORP, Inc.	47,300	1,629
	ITC Holdings Corp.	27,800	1,170
	^ Aqua America, Inc.	29,300	648
			84,175
Exchange-Traded Funds (1.1%)
3	^ Vanguard Small-Cap ETF	1,165,083	84,422
3	^ Vanguard Small-Cap Growth ETF	713,200	50,559
			134,981
Total Common Stocks (Cost $9,821,910)			11,883,466
Temporary Cash Investments (5.8%)[1]
Money Market Fund (5.2%)
4	Vanguard Market Liquidity Fund, 5.259%	459,143,634	459,144
4	Vanguard Market Liquidity Fund, 5.259%	184,753,163	184,753
			643,897

22

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2007
	Face	Market
	Amount	Value
	($000)	($000)
Repurchase Agreement (0.5%)
Deutsche Bank 5.240%, 5/1/07
(Dated 4/30/07, Repurchase Value $58,208,000,
collateralized by Federal Home Loan Mortgage Corp.
5.000%–6.500%, 7/1/17–5/1/36)	58,200	58,200
U.S. Agency Obligations (0.1%)
5 Federal Home Loan Mortgage Corp.
6 5.197%, 7/9/07	15,000	14,853
5 Federal National Mortgage Assn.
6 5.192%, 7/25/07	2,000	1,976

		16,829
Total Temporary Cash Investments (Cost $718,926)		718,926
Total Investments (101.7%)
(Cost $10,540,836)		12,602,392
Other Assets and Liabilities—Net (–1.7%)		(215,237)
Net Assets (100%)		12,387,155

*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.0% and 3.7%, respectively, of net assets.

2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.

6	Securities with a value of $16,829,000 and cash of $5,350,000, have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

23

© 2007 Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2007

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 14, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.